                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant [ ]
         Check the appropriate box:

         [ ] Preliminary Proxy Statement            [ ]  Confidential, For Use
                                                     of Commission Only (as
                                                     permitted by Rule 14a-6(e)
                                                     (2))
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BARR LABORATORIES, INC.
   ----------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   ----------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT , IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee:

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules
             14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             -------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         (5)  Total fee paid:

             -------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials:

             -------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             -------------------------------------------------------------------

         (1)  Amount Previously Paid:

             -------------------------------------------------------------------

         (2)  Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

         (3)  Filing Party:

             -------------------------------------------------------------------

        (4)   Date Filed:

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
                             BARR LABORATORIES, INC.
                                  2 QUAKER ROAD
                                  P.O. BOX 2900
                           POMONA, NEW YORK 10970-0519
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

The Annual Meeting of Shareholders of Barr Laboratories, Inc. will be held on October 24, 2002, at 10:00 a.m. local time at The Plaza Hotel, Fifth Avenue at Central Park, New York, New York, for the following purposes:

                  1.    To elect nine directors;

                  2. To consider a proposal to approve the Barr Laboratories, Inc. 2002 Stock and Incentive Award Plan;

                  3. To consider a proposal to approve the Barr Laboratories, Inc. 2002 Stock Option Plan for Non-Employee Directors; and

                  4. To transact such other business as may properly come before the meeting.

Owners of record of our common stock at the close of business on September 10, 2002 will be entitled to vote at the meeting or at any adjournments or postponements thereof.

Whether or not you plan to attend the meeting, each shareholder is requested to promptly mark, sign and date the enclosed proxy card and to return it without delay in the enclosed postage-paid envelope. You may also vote your shares on the Internet or by telephone. Voting instructions are printed on your proxy card.

                                            By Order of the Board of Directors

                                            William T. McKee
                                            Secretary

September 24, 2002

                             BARR LABORATORIES, INC.
                                  2 QUAKER ROAD
                                  P.O. BOX 2900
                           POMONA, NEW YORK 10970-0519

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 24, 2002

DATE, TIME AND PLACE OF MEETING

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Barr Laboratories, Inc. ("Barr," the "Company," "we," or "us"), a New York corporation, for use at our 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. local time on October 24, 2002 at The Plaza Hotel, Fifth Avenue at Central Park, New York, New York, and at any adjournment or postponement thereof. It is anticipated that we will begin mailing this Proxy Statement, together with the form of proxy, to our shareholders on or about September 24, 2002.

WEBCAST OF ANNUAL MEETING

Our Annual Meeting will be webcast on October 24, 2002 at 10 a.m. New York time. Please visit our homepage at www.barrlabs.com, and click on the Investor Relations/Calendar of Events section to view the webcast live or to access an archived replay.

REVOCABILITY OF PROXIES

You have the power to revoke your proxy at any time before it is exercised by
(1) attending the Annual Meeting and voting in person, (2) duly executing and delivering a proxy for the Annual Meeting bearing a later date or (3) delivering written notice of revocation to the Secretary of the Company prior to the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a previously given proxy, you must contact that entity. If your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, prior to the Annual Meeting you must obtain from that entity a proxy covering the shares you beneficially own.

VOTING SECURITIES AND SHAREHOLDERS ENTITLED TO VOTE

Holders of our common stock, $0.01 par value (the "Common Stock"), at the close of business on September 10, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of that date, there were 43,760,508 shares of Common Stock outstanding, each entitled to one vote.

REQUIREMENTS FOR A QUORUM

The presence of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

SOLICITATION OF PROXIES; SOLICITATION COSTS

The proxy included with this Proxy Statement is solicited by the Board of Directors of the Company for use at the Annual Meeting. We will pay the costs of preparing, printing and mailing the Notice of Annual Meeting of Shareholders and Proxy Statement, the enclosed proxy card and our Annual Report for the fiscal year ended June 30, 2002. We will also reimburse brokerage firms and others for reasonable expenses incurred by them in connection with their forwarding of proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may also include telephone, facsimile or oral communications by our directors, officers or regular employees acting without special compensation. We have hired Mellon Investor Services LLC to distribute and solicit proxies. We will pay Mellon a fee of $7,500 for this service.

HOW TO VOTE

Vote by Telephone

Using any touch-tone telephone, you can vote by calling the toll-free number on your proxy card. Have your proxy in hand when you call, and when prompted, enter your control number as shown on your proxy card. Follow the voice prompts to vote your shares.

Vote on the Internet

You can also choose to vote on the Internet. The web site for Internet voting is http://www.eproxy.com/brl. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, shown on your proxy card, to create and submit an electronic ballot.

Vote by Mail

You can submit your proxy by mailing it in the postage-paid envelope provided.

Voting at the Annual Meeting

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

REQUIRED VOTES

Directors are elected by a plurality of votes cast by the shares of Common Stock present at the Annual Meeting (either in person or by proxy), which means that the nine nominees with the most votes will be elected. Abstentions, broker non-votes and withheld votes will not be considered as cast votes for the election of directors.

The affirmative vote of a majority of votes cast by the shares of Common Stock present at the Annual Meeting (either in person or by proxy) is required to approve each of the Barr Laboratories, Inc. 2002 Stock and Incentive Award Plan and the Barr Laboratories, Inc. 2002 Stock Option Plan for Non-Employee Directors. Only votes "for" or "against" affect the outcome. Abstentions, broker non-votes and withheld votes will not be considered as cast votes.

If your proxy is properly completed and timely received, and it is not revoked before the Annual Meeting, your shares will be voted at the Annual Meeting according to the instructions indicated on your proxy. If you sign and return your proxy card but do not give voting instructions for any or all of the matters presented, the persons acting under the proxy will vote the shares represented thereby for the election of each of the director nominees listed in Proposal No. 1 below, for approval of the Barr Laboratories, Inc. 2002 Stock and Incentive Award Plan discussed in Proposal No. 2 below and for approval of the Barr Laboratories, Inc. 2002 Stock Option Plan for Non-Employee Directors discussed in Proposal No. 3 below. As far as we know, no other matters will be presented at the Annual Meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their best judgment.

                                 PROPOSAL NO. 1.

                              ELECTION OF DIRECTORS

Our Board of Directors currently has twelve members. At the Annual Meeting, we will nominate nine of our current directors for re-election to the Board of Directors. Each of the nominees has consented to serve if elected and we are not aware of any nominee who is unable or unwilling to serve. However, if any nominee is unable or unwilling to serve, the proxy holders may decide to vote the shares for any substitute nominee or the Board of Directors may determine not to nominate a substitute and may reduce the size of the Board.

Robert J. Bolger, Edwin A. Cohen and Bernard C. Sherman, who each served as a director for the year ended June 30, 2002, have elected to retire from the Board and will not stand for re-election. Mr. E. Thomas Arington, who had been Chief Executive Officer and a director of Duramed Pharmaceuticals, Inc. ("Duramed") prior to our merger with Duramed, was elected as a director in October 2001. In May 2002, Mr. Arington resigned from our Board of Directors. The position vacated by Mr. Arington was filled by Mr. James S. Gilmore, III in May 2002.

INFORMATION ON DIRECTOR NOMINEES

The nominees for election to the Board of Directors and biographical information about the nominees is set forth below. Each of the nominees currently serves as a director. Each nominee, if elected, will serve until the next annual meeting of shareholders or until a successor is named and qualified.

                                                                                                            DIRECTOR
            NAME                   AGE                          PRINCIPAL OCCUPATION                          SINCE
            ----                   ---                          --------------------                          -----
Bruce L. Downey                    54       Chairman of the Board and Chief Executive Officer                 1993

Paul M. Bisaro                     41       President and Chief Operating Officer                             1998

Carole S. Ben-Maimon               43       President and Chief Operating Officer, Barr Research              2001

George P. Stephan                  69       Business consultant and former Chairman of the Board of           1988
                                            Kollmorgen Corporation

Jack M. Kay                        62       President of Apotex, Inc.                                         1994

Harold N. Chefitz                  67       Chairman of Notch Hill Advisors and President of Chefitz          2001
                                            HealthCare Investments

Richard R. Frankovic               60       Pharmaceutical industry consultant                                2001

Peter R. Seaver                    60       Healthcare industry consultant                                    2001

James S. Gilmore, III              52       Partner at the law firm of Kelley, Drye & Warren and former       2002
                                            Governor of the Commonwealth of Virginia

BRUCE L. DOWNEY became a member of the Board of Directors in January 1993 and was elected Chairman of the Board and Chief Executive Officer in February of 1994. From January 1993 to December 1999, he also served as our President. Prior to assuming these positions, from 1981 to 1993, Mr. Downey was a partner in the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds.

PAUL M. BISARO was elected a director in June 1998 and in December 1999 was appointed to the position of President and Chief Operating Officer. Previously, he served as Senior Vice President - Strategic Business Development and General Counsel. Prior to joining us in 1992 as General Counsel, Mr. Bisaro was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds.

CAROLE S. BEN-MAIMON joined us in January 2001 as President and Chief Operating Officer of Barr Research, and was elected a director in February 2001. Prior to January 2001, Dr. Ben-Maimon was with Teva Pharmaceuticals USA, where she most recently was Senior Vice President, Science and Public Policy, North America. From 1996 until 2000, Dr. Ben-Maimon served as Senior Vice President, Research and Development at Teva. She is Board Certified in Internal Medicine and serves as Chairman of the Board of the Generic Pharmaceutical Association.

GEORGE P. STEPHAN was elected a director in February 1988. In April 1990, Mr. Stephan retired as Vice Chairman of Kollmorgen Corporation, a diversified, international technology company he had served in several executive capacities for over 20 years. Mr. Stephan was also a director of Kollmorgen from 1982 until June 2000, when it was acquired by Danaher Corporation, and served as Chairman of the Board from 1991 to 1996. From 1994 to April 1999, Mr. Stephan also was a Managing Director of Stonington Group LLC, financial intermediaries and consultants. He is currently a business consultant and a director of Sartorius Sports Limited, a privately held specialty sports retailer.

JACK M. KAY was elected a director in December 1994. Mr. Kay is President of Apotex, Inc., and also serves as Chair of the Canadian Drug Manufacturers Association. He is also a Director of Humber River Regional Hospital (Toronto), Chair of the Canadian Schizophrenia Foundation, and a Director of Cangene Corporation.

HAROLD N. CHEFITZ was elected a director in February 2001. Mr. Chefitz is Chairman of Notch Hill Advisors, which advises CK Capital Fund, and President of Chefitz HealthCare Investments, a private investment company. Prior to forming Notch Hill in 1999, Mr. Chefitz was a partner in Boles Knop & Co. Mr. Chefitz has also served as Managing Director and head of the Healthcare Group at Prudential Securities, and Senior Managing Director of Furman Selz. Mr. Chefitz is the Chairman of the Board of Directors of GliaMed, Inc. as well as a member of the Boards of Kensey Nash, Elan Motor Technology and EmergingMed.com. From 1990 to 1994, Mr. Chefitz served as Chairman of the Board of Trustees at Columbia University School of Pharmaceutical Sciences.

RICHARD R. FRANKOVIC, a pharmaceutical industry consultant, was elected a director in October 2001. He was employed by Rugby Laboratories from 1980 to 1998 where he served as President from 1984 until 1998. Prior to joining Rugby Laboratories, he was employed by Lederle Laboratories, where he held a variety of management positions. Mr. Frankovic served as a director of Duramed Pharmaceuticals, Inc. from 1999 until its merger with Barr in October 2001.

PETER R. SEAVER, a healthcare industry consultant, was elected a director in October 2001. He retired from a 31-year career with The Upjohn Company, a pharmaceutical manufacturer, in 1998. He held various executive positions with Upjohn including Vice President -- Domestic Marketing, Corporate Vice President -- Worldwide Pharmaceutical Marketing, and Corporate Vice President for Health Care Administration. Mr. Seaver served as a director of Duramed Pharmaceuticals, Inc. from 1998 until its merger with Barr in October 2001.

JAMES S. GILMORE, III was elected a director in May 2002 to fill the position vacated by E. Thomas Arington. Mr. Gilmore is a Partner at the law firm of Kelley, Drye & Warren, and also consults with the federal government on homeland security issues. He served as the 68th Governor of the Commonwealth of Virginia from 1997-2002. Mr. Gilmore also served as Chairman of the Republican National Committee. From 1993 to 1997, he served as Virginia's Attorney General, and from 1987 to 1993 served as the Commonwealth's Attorney for Henrico County. He is Chairman of the Congressional Advisory Commission on Terrorism and Weapons of Mass Destruction.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND COMPENSATION

During the fiscal year ended June 30, 2002, the Board of Directors met eleven times. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served in fiscal 2002.

At present, the Board has two committees -- an Audit Committee and a Compensation Committee. The table below provides membership information for each of the Board committees.

                   Name             Audit        Compensation
                ----------------------------------------------
                Mr. Chefitz           X              X*
                Mr. Fankovic          X
                Mr. Seaver                           X
                Mr. Stephan           X*             X

                *Chairman

Audit Committee. The Audit Committee, among other things: selects and retains our independent public accountants; monitors and reviews the activities of our independent accountants; and reviews the adequacy of our accounting and financial controls as reported by management and the independent accountants. The Audit Committee met eight times during the fiscal year ended June 30, 2002.

Compensation Committee. The Compensation Committee, among other things: reviews salaries, benefits and other compensation, including stock-based compensation, of our directors, officers and other key employees; makes recommendations to the Board of Directors regarding compensation issues; and administers our stock option and stock incentive plans. The Compensation Committee met seven times during the fiscal year ended June 30, 2002.

Compensation Committee Interlocks and Insider Participation. Mr. Chefitz, a member of our Audit Committee and Chairman of our Compensation Committee, serves as the Chairman of GliaMed, Inc., a privately held company. GliaMed has created a platform of compounds designed for the treatment of neurodegeneration diseases and primary brain cancers. We have made a $500,000 investment in GliaMed, which represents approximately six percent of the outstanding voting shares. In connection with this investment, we obtained options to elect to market, distribute and manufacture products developed by GliaMed. We do not have the ability to exercise significant influence on GliaMed's operations.

Director Compensation. During fiscal 2002, non-employee directors received quarterly retainers of $7,500 covering their attendance at Board meetings and participation in Committee meetings. In addition, under our 1993 Stock Option Plan for Non-Employee Directors, as amended (the "1993 Non-Employee Director Plan"), each continuing non-employee director receives an annual option grant to purchase 7,500 shares at an option price equal to 100% of the fair market value of the Common Stock on the date of grant. Options granted to continuing non-employee directors have ten-year terms and become exercisable in full on the date of the first annual shareholders' meeting immediately following the date of the grant. Under the 1993 Non-Employee Director Plan, new non-employee directors are entitled to receive an initial option grant to purchase 15,000 shares at an option price equal to 100% of the fair market value of the Common Stock on the date of grant. These options also have ten-year terms and become exercisable in full on the date of the first annual shareholders' meeting following the date of the grant. Accordingly, under the 1993 Non-Employee Director Plan, on October 25, 2001, each continuing non-employee director received an option grant to purchase 7,500 shares at an exercise price of $75.82 per share, and Messrs. Frankovic and Seaver, new non-employee directors, received an initial option grant to purchase 15,000 shares also at $75.82 per share. In addition, on May 23, 2002, upon joining our Board, Mr. Gilmore was granted an option to purchase 15,000 shares at an exercise price of $70.40 per share. This option vests on October 24, 2002 and has a ten-year life.

During fiscal 2002, Mr. Cohen, who is not standing for re-election, was paid $200,000 pursuant to his consulting agreement with us, which expired on June 30, 2002. During fiscal 2002, Mr. Bolger, who is not standing for re-election, received $4,413 for consulting services he provided to us.

                                 PROPOSAL NO. 2.

                     APPROVAL OF THE BARR LABORATORIES, INC
                       2002 STOCK AND INCENTIVE AWARD PLAN

At June 30, 2002, 1,147,751 shares of Common Stock remained available under Barr's existing 1993 Stock Incentive Plan, as amended (the "1993 Stock Incentive Plan") for the grant of stock options or stock appreciation rights, for sale as restricted stock or for issuance pursuant to other stock-based incentives. The Board of Directors believes that such number of shares is insufficient to allow Barr to continue to make substantial use of stock-based incentives to attract, retain and motivate qualified employees and officers. In order to increase the aggregate number of shares available for stock-based incentives, the Board of Directors approved adoption of the Barr Laboratories, Inc. 2002 Stock and Incentive Award Plan (the "2002 Stock and Incentive Award Plan") on September 12, 2002, and recommended that the plan be submitted to the shareholders for approval at the Annual Meeting.

No options or other awards have been granted to date under the 2002 Stock and Incentive Award Plan. The amount of options and benefits to be received by any individual under the 2002 Stock and Incentive Award Plan, or that would have been received by any individual under the 2002 Stock and Incentive Award Plan if the 2002 Stock and Incentive Award Plan had been in effect during the last fiscal year, is not determinable at the present time, as all such determinations under the 2002 Stock and Incentive Award Plan are to be made by the committee administering the plan in its sole discretion. The market value of a share of Common Stock on September 10, 2002 was $69.28.

The following is a description of the material features of the 2002 Stock and Incentive Award Plan. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2002 Stock and Incentive Award Plan which is attached to this Proxy Statement as Appendix A and incorporated herein by reference. Shareholders are encouraged to read the text of the plan in its entirety.

DESCRIPTION OF THE 2002 STOCK AND INCENTIVE AWARD PLAN

Plan Purpose

The purpose of the 2002 Stock and Incentive Award Plan is to enable the Company to continue to grant incentives that are competitive with those offered by other companies with which the Company competes, thereby enabling us to continue to attract, retain and motivate our employees, and to further align the interests of those persons with those of the Company's shareholders by providing for or increasing the proprietary interest of such persons in the Company.

The 2002 Stock and Incentive Award Plan is not intended to preclude the Board of Directors from continuing or establishing any compensation plan that the Company now has or may hereafter lawfully put into effect, including but not limited to any other incentive compensation, bonus, stock purchase or stock option plan.

Eligible Participants

The persons eligible to participate in the 2002 Stock and Incentive Award Plan consist of any person who renders services, has rendered services or who the committee administering the plan (the "Committee") expects to render services that benefit the Company, a subsidiary of the Company or another enterprise in which the Company has a significant interest as determined by the Committee, whether in the capacity of an employee, independent contractor, agent, advisor, consultant, representative or otherwise. All full-time and part-time employees of the Company and its subsidiaries are eligible to participate, including any officer or director who is such an employee. Non-employee directors are not eligible to participate in this plan. The approximate number of employees who are eligible to be selected to participate in the 2002 Stock and Incentive Award Plan at the present time is approximately 1,100.

Types of Awards

The 2002 Stock and Incentive Award Plan authorizes the Committee to grant options to purchase Common Stock that qualify for the special tax treatment accorded to incentive stock options ("ISOs") under section 422 of the Internal Revenue Code of 1986 as amended (the "Code") or may not so qualify (so-called "non-qualified stock options" or "NQSOs").

The 2002 Stock and Incentive Award Plan also authorizes the Committee to grant stock appreciation rights and Incentive Awards, which include but are not limited to performance share awards, performance unit awards and restricted stock awards, and other awards that provide for the right to purchase or otherwise acquire Common Stock or that are valued by reference to the market value of Common Stock (hereafter referred to as "other awards"). The variety of awards authorized to be granted under the 2002 Stock and Incentive Award Plan, as well as the wide discretion which the 2002 Stock and Incentive Award Plan confers upon the Committee to determine the terms and conditions of the awards, are intended to give the Committee flexibility to adapt the Company's stock and incentive award practices to the changing business and regulatory environment in which the Company operates, as well as to grant both stock and cash awards that may (but need not) qualify as "performance-based compensation" that is exempt from the $1,000,000 limit on federal income tax deductions for compensation paid to certain executives of publicly-traded corporations ("Performance-Based Compensation").

Available Shares

A total of 3,000,000 shares of Common Stock may be issued pursuant to the 2002 Stock and Incentive Award Plan. In addition, if the Board of Directors terminates the 1993 Stock Incentive Plan insofar as new grants are concerned (as it is presently expected but not obligated to do if shareholders approve the 2002 Stock and Incentive Award Plan), any shares that remain available under the 1993 Stock Incentive Plan at the time it is so terminated, and any shares that are subject to options granted under the 1993 Stock Incentive Plan that are forfeited, terminate or expire after the 1993 Stock Incentive Plan is so terminated, may also be issued pursuant to the 2002 Stock and Incentive Award Plan. As of June 30, 2002, a total of 1,147,751 shares remained available for new grants under the 1993 Stock Incentive Plan and 3,283,721 shares were subject to outstanding options granted under the 1993 Stock Incentive Plan. However, not more than 3,000,000 shares may be issued pursuant to ISOs. Also, not more than 15% of the total number of shares that may be issued pursuant to the 2002 Plan may be issued pursuant to awards that are not Appreciation-Only Awards. For this purpose, Appreciation-Only Awards generally means stock options and stock appreciation rights the exercise price of which is equal to at least 100% of fair market value on the date of grant of the stock options or stock appreciation.

Shares that cease to be issuable or that revert to the Company under an award because of the termination, expiration, cancellation or forfeiture of the award or because of the optionee's failure to satisfy the terms and conditions of the award will not count against the foregoing total number of shares which may be issued pursuant to the 2002 Stock and Incentive Award Plan and may again be made subject to awards under the 2002 Stock and Incentive Award Plan.

If, in connection with an acquisition by the Company or a subsidiary of the Company, the Company assumes stock options or other stock incentive obligations of the acquired company or grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of the acquired company, the shares of Common Stock that are subject to the stock options and other stock incentives that are assumed or substituted by the Company will not count against the foregoing total number of shares which may be issued pursuant to the 2002 Stock and Incentive Award Plan or against the other limits on awards under the plan.

If a non-qualified stock option granted under the 2002 Stock and Incentive Award Plan is exercised and the optionee surrenders shares of Common Stock the optionee already owns in payment of all or part of the purchase price of the shares under the option, the number of shares surrendered by the optionee will be added back to the number of shares that may be issued pursuant to the 2002 Stock and Incentive Award Plan, so that only the net number of shares that are issued by the Company pursuant to the option exercise shall count against the foregoing total number of shares which may be issued pursuant to the 2002 Stock and Incentive Award Plan.

Repricing Prohibited

The 2002 Stock and Incentive Award Plan does not permit the exercise price of outstanding stock options to be reduced, whether by cancelling the options and granting new options in replacement thereof or otherwise, except to reflect stock splits and other changes in capitalization or corporate structure.

Individual Award Limits

The maximum number of shares of Common Stock with respect to which stock options or stock appreciation rights or other awards may be granted to any employee or other eligible person during any calendar year under the 2002 Stock and Incentive Award Plan is 300,000 shares.

The maximum number of shares of Common Stock with respect to which all awards other than Appreciation-Only Awards and Dollar-Denominated Awards (as defined below), may be granted in any one calendar year to any employee or other eligible person under the 2002 Stock Incentive and Award Plan is also 300,000 shares. Awards that are subject to this limitation would include, for example, performance share awards, restricted stock awards and other incentive awards that are based on a specified number of shares of Common Stock (or the fair market value of a specified number of shares of Common Stock).

The maximum amount of money that any employee or other eligible person may receive in payment of dollar-denominated awards that are granted to such person in any one calendar year is $1,000,000 (or the equivalent thereof in shares of Common Stock). Dollar-denominated awards are performance unit awards and any other incentive awards the value of which is based on a specified amount of money (other than an amount of money equal to the fair market value of a specified number of shares of Common Stock). Dollar-denominated awards may be paid in the form of money or shares of Common Stock or a combination of the two.

Administrator

The 2002 Stock and Incentive Award Plan is to be administered by the Committee, which, within the parameters set forth in the plan, determines who are eligible participants, selects the eligible participants who are to receive awards, determines the type of awards to grant (including whether an award is to qualify as Performance-Based Compensation), determines the number of shares of Common Stock and amount of money to be subject to each award, determines the terms and conditions of the awards (including the exercise price of options), and determines any adjustments to be made for stock splits and other changes in capitalization or corporate structure. The Committee interprets the 2002 Stock and Incentive Award Plan and is authorized to make all determinations and decisions thereunder. The Committee must consist of two or more members of the Board of Directors, each of whom qualifies as a "non-employee director" under SEC Rule 16b-3 and as an "outside director" within the meaning of section 162(m) of the Code, unless the Board of Directors determines otherwise.

The 2002 Stock and Incentive Award Plan also authorizes the Committee, after a stock option or other award has been granted, and without consideration, to waive any term or condition that could have been omitted from the award when it was granted, and, with the written consent of the affected participant, may amend the award to include or exclude any term or condition that could have been included or excluded from the award when it was granted.

Stock Options

ISOs may be granted only to employees of the Company or its subsidiaries. NQSOs may be granted to any person eligible to participate in the 2002 Stock and Incentive Award Plan, whether or not such person is an employee of the Company or a subsidiary.

The price at which a share of Common Stock may be purchased under each ISO will be at least 100% of the fair market value of a share of Common Stock on the date the ISO is granted (or in the case of any optionee who, at the time such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of the fair market value of a share of Common Stock on the date the ISO is granted). The price at which a share of Common Stock may be purchased under each NQSO will be at least the par value of a share of Common Stock, which is $0.01. However, despite identical language in the 1993 Stock Incentive Plan, historically the Committee has granted the vast majority of NQSOs at 100% of fair market value on the date on which the options have been granted, and the Company does not anticipate any change in this practice.

The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000, unless the Code is amended to allow a higher dollar amount.

Options may be granted for such lawful consideration as the Committee may determine when the options are granted. Such consideration may include, without limitation, money or other property, tangible or intangible, or labor or services received or to be received by or performed for the benefit of the Company. For example, in the discretion of the Committee options may be granted in lieu of compensation that would otherwise be paid in cash, or in consideration of an optionee continuing to render services for the Company for a specified period of time after the date on which the option is granted. Options may become exercisable in full at the time of grant or at such other time or times and in such installments as the Committee may determine. Options may be exercised during such periods before and after the date on which the optionee ceases to be a service provider as the Committee may determine. However, no option may be exercised after the tenth anniversary of the date on which the option was granted.

The purchase price of the shares subject to an option may be paid in money or, if so provided in the option agreement, either (a) in shares of Common Stock that have been owned by the optionee for at least six months or that the optionee acquired on the open market, or (b) subject to compliance with Section 402 of the Sarbanes-Oxley Act of 2002, by the immediate sale through a stockbroker of that number of the shares being acquired pursuant to the option exercise sufficient to pay the purchase price. The Committee is also authorized to permit participants who are not executive officers or directors of the Company to pay the purchase price of shares under an option by means of a promissory note executed by the optionee in favor of the Company and secured by a pledge of the shares being acquired. Any such note would contain terms approved by the Committee, may but need not bear interest (except in the case of ISOs, in which case the note must bear interest), and would mature in ten years or less.

The 2002 Stock and Incentive Award Plan provides that, after an option has been granted, the Committee may, without consideration, accelerate the date on which the option becomes exercisable or, if granted for a term of less than ten years, extend the term for a period ending on or before the tenth anniversary of the date on which the option was granted.

An option granted under the 2002 Stock and Incentive Award Plan will be exercisable, during the optionee's lifetime, only by the optionee and will not be transferable by the optionee except to a designated beneficiary by will or the laws of descent and distribution. However, the Committee may in its discretion authorize holders of NQSOs or any other incentive award, except an ISO, to transfer the award during his or her lifetime, without the receipt of consideration, to members of his or her immediate family or to family trusts, partnerships or other legal entities for estate planning purposes.

Stock Appreciation Rights

Stock appreciation rights, or "SARs", are rights to receive shares of Common Stock that have a fair market value on the date of exercise of the SARs equal to the excess of the fair market value of one share of Common Stock on that date, over the exercise price of the SARs, multiplied by the number of SARs exercised. The exercise price of SARs that are linked to a stock option ("Linked" SARs) is equal to the exercise price of the option, unless when the Linked SARs are granted the Committee specifies a different exercise price (which may not be less than the fair market value of Common Stock on the date of grant of the option to which the SARs are linked, in the case of an ISO, or par value, in the case of a NQSO). The exercise price of SARs that are not linked to a stock option (so-called "Free-Standing" SARs) is equal to the fair market value of a share of Common Stock on the date on which the Free-Standing SARs are granted, unless when the Free-Standing SARs are granted the Committee specifies a different exercise price (which may not be less than the par value of a share of Common Stock). The holder of an SAR is not required to pay any money to exercise an SAR. The holder of SARs may be paid money in lieu of all or any part of the shares to which the holder of SARs is entitled upon exercise of the SARs. Only the number of shares of Common Stock that are issued in payment of SARs will be charged against the total number of shares that may be issued under the 2002 Stock and Incentive Award Plan.

Incentive Awards, Including Performance Share, Performance Unit and Restricted Stock Awards

Under the 2002 Stock and Incentive Award Plan, the Committee may provide for the Company to distribute an amount of money or shares of Common Stock, or to agree to distribute an amount of money or shares of Common Stock in the future, subject to such terms and conditions (including forfeiture restrictions) as the Committee may impose, in lieu of compensation that may have been earned by past services, or as a supplement to compensation earned by past services (in either event, "Incentive Awards"). The amount of any Incentive Award may be equal to a specified number of shares (or the fair market value of a specified number of shares), or a specified amount of money not based on the fair market value of a specified number of shares. Payment for Incentive Awards that are earned may be made in the form of money or in shares of Common Stock valued at their fair market value on the payment date.

Incentive Awards may be made in the form of Performance Share Awards, Performance Unit Awards or Restricted Stock Awards, which are specific types of Incentive Awards, or may be made in any other form approved by the Committee. For example, if the Committee were to pay a participant's annual bonus in shares under the 2002 Stock and Incentive Award Plan rather than in cash, the distribution of such shares would qualify as an Incentive Award under the 2002 Stock and Incentive Award Plan.

Performance Share Awards are rights to receive a specified number of shares of Common Stock and/or an amount of money equal to the fair market value of a specified number of shares of Common Stock, at a future time or times if a specified performance goal is attained and any other terms and conditions specified by the Committee are satisfied. Performance Unit Awards are rights to receive a specified amount of money (other than an amount of money equal to the fair market value of a specified number of shares of Common Stock) at a future time or times if a specified performance goal is attained and any other terms and conditions specified by the Committee are satisfied. Partial achievement of the specified performance goal may result in part of the Performance Shares or Performance Units being earned. Performance Units and Performance Shares that are earned may both be settled in the form of either shares of Common Stock or money or a combination of money and shares.

Performance Share Awards and Performance Unit Awards may be earned if death, disability or another circumstance or event specified by the Committee occurs, whether or not the performance goals have been attained or are thereafter attained.

Restricted Stock Awards are shares of Common Stock that are issued to an eligible person prior to the person satisfying continued service and/or other performance objectives or contingencies specified by the Committee at the time of grant. Restricted Stock will be non-transferable and forfeitable to the Company until such objectives or contingencies are satisfied unless the Committee provides otherwise, but upon issuance of Restricted Stock, the recipient will become a shareholder of the Company with full dividend and voting rights except to the extent that the Committee provides otherwise. Performance objectives may but need not include corporate, divisional, business unit, product line, product or individual financial or operating performance measures. Upon satisfaction of any objectives or contingencies specified by the Committee, stock certificates evidencing the Restricted Shares will be delivered to the participant free and clear of any restrictions, without the payment of any cash consideration by the participant.

Performance Measures for Performance-Based Compensation Awards

The Committee may grant any award under the 2002 Stock and Incentive Award Plan as an award that qualifies as Performance-Based Compensation, or as an award that does not qualify as Performance-Based Compensation. Except for Appreciation-Only Awards, awards that qualify as Performance-Based Compensation, including but not limited to Performance Share Awards and Performance Unit Awards that qualify as such, will be paid on account of the attainment of a pre-established, objective performance goal over a period of at least one year that is based on one or more of the following financial measures:

                  -     net sales

                  -     net income

                  -     operating income

                  -     return on equity

                  -     return on capital

                  -     earnings per share

                  -     total shareholder return, or

                  - number of new drug applications or abbreviated new drug applications filed or approved.

The goal which utilizes any of these performance measures may be an absolute performance goal, or a goal that is based on performance relative to the performance of a peer group, and may be based on consolidated results or the results of the Company, a subsidiary, a business unit, a product line or a product. In addition, the Committee may provide for any or all of the following items to be included or excluded from the performance goal: discontinued operations, unusual items or events (including changes in capitalization), non-recurring items or events, non-operating items, extraordinary items, the effects of changes in accounting standards, laws or regulations, the effects of and expenses attributable to acquisitions and/or divestitures, and income and expenses attributable to the 2002 Stock and Incentive Award Plan and/or any other stock or incentive plan (including but not limited to income and/or expenses attributable to awards under the 2002 Stock and Incentive Award Plan and/or any other plan).

Following the end of a performance period applicable to a performance goal, the Committee will determine the value of the Performance-Based Compensation awards granted for the period based on the attainment of the preestablished objective performance goals. The Committee may have discretion to reduce (but not to increase) the value of a Performance-Based Compensation award.

To the extent permissible under section 162(m) of the Code, awards that are intended to qualify as Performance-Based Compensation may be paid in the event that death, disability, a "Change in Control" or another circumstance or event specified by the Committee occurs, whether or not the performance goal has been or is thereafter attained.

Certain Change in Control Provisions

The 2002 Stock and Incentive Award Plan provides that all awards that are outstanding under the 2002 Stock and Incentive Award Plan at the time of a Change in Control, whether ISOs, NQSOs, SARs, Incentive Awards, Performance Share Awards, Performance Unit Awards or Restricted Stock Awards, will become fully exercisable, nonforfeitable, earned and payable when the Change in Control occurs, provided, in the event of a Change in Control less than six months after the date on which an award was granted in consideration of the recipient's future services, the participant agrees in writing (if requested by the Committee to do so) to remain in the employment or other applicable service, at least through the end of such six months' period on the same terms and conditions (including compensation) as before the Change in Control. In addition, the 2002 Stock and Incentive Award Plan authorizes the Committee to grant options and SARs which become exercisable, and Incentive Awards, Performance Share Awards, Performance Unit Awards and Restricted Stock Awards which become nonforfeitable, fully earned and payable, only in the event of a Change in Control, and to provide for money to be paid in settlement of any award under the plan in such event. In general, under the 2002 Stock and Incentive Award Plan, a "Change in Control" will be deemed to occur if any person or group of persons acting in concert (other than an institutional investor making a passive investment) becomes the beneficial owner of more than 30% of the Common Stock; a majority of the Board of Directors changes as a result of a merger, tender offer, exchange offer or contested election; or shareholders approve a merger, reorganization, sale of assets or plan of complete liquidation following which shareholders before the transaction will cease to own more than 50% of the voting power or assets.

Termination of Service, Death and Disability

Under the 2002 Stock and Incentive Award Plan, the Committee may but need not permit options and SARs to be exercised following termination of the service provider's employment or other applicable service that benefits the Company, a subsidiary or another enterprise in which the Company has a significant interest, or following the participant's death or disability, whether or not the option or SARs would otherwise be exercisable following such event. The Committee may also provide for Incentive Awards, including Performance Share Awards, Performance Unit Awards and Restricted Stock Awards, to become non-forfeitable, fully earned and payable following such an event, whether or not the Awards would otherwise be non-forfeitable, earned or payable. The Committee may also permit any option or SAR to be exercisable, after any such event, for any period specified by the Committee, but not beyond its fixed expiration date.

Amendment of the 2002 Stock Incentive and Award Plan

The Board of Directors may amend the 2002 Stock and Incentive Award Plan at any time and in any respect without shareholder approval, unless shareholder approval of the amendment in question is required under New York or federal law, the Code, or the rules of the New York Stock Exchange. The Board of Directors may also terminate the plan at any time. However, no amendment or termination of the plan may adversely affect any awards that were granted before the date of such amendment or termination without the consent of the participant.

Duration of 2002 Stock and Incentive Award Plan

If approved by shareholders, the 2002 Stock and Incentive Award Plan will terminate when all shares of Common Stock that may be issued under the 2002 Stock and Incentive Award Plan have been issued, unless the Board of Directors terminates it sooner. No ISOs may be granted after 2012. If the 2002 Stock and Incentive Award Plan is not approved by shareholders, it will be null, void and of no force or effect, as will any awards made thereunder.

Certain Federal Income Tax Consequences

The following brief description of the tax consequences of awards under the plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences, nor does it address foreign, state or local tax consequences.

         Limitation on Corporate Deductions for Certain Executives' Compensation

         Under section 162(m) of the Code, the amount which the Company may deduct for federal income tax purposes for compensation paid to certain "covered employees" (generally the chief executive officer and the four highest paid executive officers other than the chief executive officer) in any taxable year is limited to $1,000,000 per individual. However, compensation that qualifies as "performance-based compensation" is not subject to the one million dollar deduction limit. As mentioned under "Types of Awards" above, the 2002 Stock and Incentive Award Plan authorizes the Committee to grant awards under the 2002 Stock and Incentive Award Plan that qualify as "performance-based compensation" as well as awards that do not. As a result, the Company may not be entitled to any deduction mentioned below if the individual in question is a "covered employee", the amount in question does not qualify as "performance-based compensation", and the amount in question, when added to the covered employee's other taxable compensation that is not "performance-based" in the same taxable year, exceeds $1,000,000.

         Options

         There are no federal income tax consequences either to the optionee or the Company upon the grant of an ISO or a NQSO. If shares are purchased under an ISO (i.e., an ISO is exercised) during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction in respect of the option exercise. However, the excess of the fair market value of the shares on the date of such exercise over the purchase price of the shares under the option will be includible in the optionee's alternative minimum taxable income if the optionee does not dispose of the shares in the same calendar year in which the optionee acquired the shares under the ISO, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares purchased under an ISO within two years of the date of grant or one year of the date of exercise of the ISO, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the purchase price of such shares (but not more than the actual gain realized by the optionee on the disposition of the shares). Any gain after the date on which the optionee purchased the shares will be treated as capital gain to the optionee and will not be deductible by the Company. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss realized by the optionee will be treated as capital gain or loss. Any gain or loss recognized by an optionee will be long-term capital gain or loss if the shares were held for the requisite holding period, currently one year.

         When shares are purchased under a NQSO, the excess of the fair market value of the shares on the date of purchase over the purchase price of such shares under the option will generally be taxable to the optionee as ordinary income and deductible by the Company. The disposition of shares purchased under a NQSO will generally result in a capital gain or loss for the optionee, which will be long-term capital gain or loss if the shares have been held for the requisite holding period, currently one year, but will have no tax consequences for the Company.

         Stock Appreciation Rights and Incentive Awards

         There are no Federal income tax consequences either to the recipient or the Company upon the grant of SARs. If and when money is paid or shares of Common Stock are issued pursuant to an Incentive Award, including but not limited to a Performance Share Award or Performance Unit Award, but excluding a Restricted Stock Award, the recipient will generally recognize ordinary income and the Company will generally be entitled to a tax deduction equal to the amount of money paid and the fair market value of the shares on the date the shares are issued less any amount paid for them by the recipient.

         Restricted Stock Awards

         A person who has been awarded Restricted Stock will not recognize taxable income at the time the Restricted Stock is issued to him unless he makes a special election in accordance with applicable Treasury regulations to be taxed (at ordinary income rates) on the excess of the fair market value of the shares at that time (with fair market value determined for this purpose without regard to any restrictions other than restrictions, if any, which by their terms will never lapse) over the amount paid for the Restricted Stock. If any shares with respect to which such election was made are subsequently forfeited, a holder would not be entitled to any loss for amounts included in income. In that case, the Company would be entitled to a deduction at the same time equal to the amount of income realized by the recipient but would not be entitled to deduct any dividends thereafter paid on the shares.

         Absent such an election, a participant who has been awarded Restricted Stock will not recognize income until the shares become transferable or cease to be subject to a substantial risk of forfeiture, at which time the recipient will recognize ordinary income and the Company will generally be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over the amount (if any) paid by the recipient for the shares. Dividends paid to the recipient on the Restricted Stock prior to that time will be ordinary compensation income to the recipient and deductible by the Company.

         A holder of Restricted Stock will have an initial tax basis in shares of Restricted Stock equal to the amount paid for such stock plus any amounts included in income. Any gain or loss realized on the disposition of Restricted Stock will be capital gain or loss and will be long-term capital gain or loss if the shares disposed of were held for the requisite holding period, currently one year.

         Tax Penalties Applicable to Certain Change in Control-Related Payments

         Under sections 280G and 4999 of the Code, if compensatory payments made to an officer, highly compensated employee or certain other "disqualified individuals", including the vesting of stock options or other awards, is contingent, or deemed to be contingent, on a change in control of a publicly-traded corporation, and if the value of such payments exceeds a certain statutory limit, the person who receives such payments may be subject to a 20% excise tax on most of such payments, payable in addition to regular income taxes, and the corporation may be denied a deduction for the portion of the payments which is subject to such excise tax. If a "Change in Control" occurs, awards under the 2002 Stock Incentive and Award Plan may be subject to such excise tax, in whole or in part, and may be nondeductible by the Company. Compensation paid to a "covered employee" within the meaning of Code section 162(m) that is non-deductible pursuant to section 280G of the Code may also reduce, dollar for dollar, the one million dollar limit on such covered employee's non-performance-based compensation that the corporation may deduct under section 162(m) of the Code.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
              APPROVAL OF THE 2002 STOCK AND INCENTIVE AWARD PLAN.

                                 PROPOSAL NO. 3.

                     APPROVAL OF THE 2002 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

At June 30, 2002, an aggregate of 197,875 shares of Common Stock remained available under Barr's existing 1993 Stock Option Plan for Non-Employee Directors, as amended (the "1993 Non-Employee Director Plan"), for the grant of stock options for our non-employee directors. The Board of Directors believes that such number of shares is insufficient to allow Barr to continue to use stock options to further align the interests of non-employee directors with those of Barr's shareholders by giving them a meaningful equity stake in Barr that will be realized only upon the success of the Company through increasing value. In order to increase the aggregate number of shares available for stock option incentives for non-employee directors, the Board of Directors approved adoption of the 2002 Stock Option Plan for Non-Employee Directors (the "2002 Non-Employee Director Plan"), and recommended that the plan be submitted to the shareholders for approval at the Annual Meeting.

The following is a description of the material features of the 2002 Non-Employee Director Plan. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2002 Non-Employee Director Plan which is attached to this Proxy Statement as Appendix B and incorporated herein by reference. Shareholders are encouraged to read the text of the plan in its entirety.

Plan Purpose

The purposes of the 2002 Non-Employee Director Plan are to enhance the Company's ability to attract, retain and motivate non-employee directors and to provide them with opportunities to acquire a meaningful ownership interest in the Company.

Eligible Participants

Only members of the Board of Directors who are not employees of the Company or one of its subsidiaries are eligible to participate in the 2002 Non-Employee Director Plan.

Type of Awards and Grants

The only awards that may be granted under the 2002 Non-Employee Director Plan are options to purchase shares of Common Stock. All such options will be considered non-qualified stock options for U.S. income tax purposes.

As described further below, the 2002 Non-Employee Director Plan provides for options to be granted annually on an automatic basis to each non-employee director ("Automatic Options"), and also authorizes the plan administrator to grant additional options to such persons in its discretion ("Discretionary Options").

Number, Source and Character of Shares Authorized

A total of 300,000 shares of Common Stock may be issued pursuant to the 2002 Non-Employee Director Plan. In addition, if the Board of Directors terminates the 1993 Directors Plan insofar as new grants are concerned (as it is expected to do before the 2003 Annual Meeting of Shareholders), any shares that remain available for new grants under the 1993 Directors Plan at the time it is so terminated, and any shares that are subject to outstanding options granted under the 1993 Directors Plan that expire or terminate after the 1993 Non-Employee Director Plan is so terminated without having been exercised, may also be issued pursuant to the 2002 Non-Employee Director Plan. As of June 30, 2002, a total of 197,875 shares remained available for new grants under the 1993 Non-Employee Director Plan and 489,807 shares were subject to outstanding options granted under the 1993 Non-Employee Director Plan.

Shares that cease to be issuable under an option because of the termination, expiration or cancellation of the option will not count against the foregoing total number of shares which may be issued pursuant to the 2002 Non-Employee Director Plan, and may again be optioned under the 2002 Non-Employee Director Plan.

If, in connection with an acquisition by the Company or one of its subsidiaries, the Company assumes stock options or other stock incentive obligations of the acquired company or grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of the acquired company, the shares of Common Stock that are subject to the stock options and other stock incentives that are assumed or substituted by the Company will not count against the foregoing total number of shares which may be issued pursuant to the 2002 Non-Employee Director Plan.

If a stock option granted under the 2002 Non-Employee Director Plan is exercised and the optionee surrenders shares of Common Stock the optionee already owns in payment of all or part of the purchase price of the shares under the option, the number of shares surrendered by the optionee will be added back to the total number of shares that may be issued pursuant to the 2002 Non-Employee Director Plan, so that only the net number of shares that are issued by the Company pursuant to the option exercise shall count against the foregoing total number of shares which may be issued pursuant to the 2002 Non-Employee Director Plan.

The number and class of shares that may be issued under the 2002 Non-Employee Director Plan and that are subject to outstanding options granted thereunder may be adjusted to reflect stock splits and other changes in capitalization or corporate structure.

Repricing Prohibited Without Shareholder Approval

The 2002 Non-Employee Director Plan does not permit the exercise price of outstanding stock options to be reduced, whether by cancelling the options and granting new options in replacement thereof or otherwise, in the absence of shareholder approval, except to reflect stock splits and other changes in capitalization or corporate structure.

Grants of Stock Options; Terms and Conditions of Stock Options

Under the 2002 Non-Employee Director Plan, each person who is not an employee of the Company or one of its subsidiaries and who is elected or re-elected to the Board of Directors at any meeting of shareholders or the Board of Directors that takes place after the 2002 Annual Meeting shall be automatically granted, on the date of each such election or re-election, an option to purchase a specified number of shares of Common Stock. The number of shares that will be optioned to each non-employee director on any such automatic grant date will be 7,500 shares, the only exception being that 15,000 shares will be optioned to a non-employee director on the date of the meeting of shareholders or the Board of Directors at which such non-employee director is elected to the Board of Directors for the first time (the "Initial Automatic Option"). The administrator of the 2002 Non-Employee Director Plan may at any time grant an eligible director Discretionary Options, in addition to any Automatic Options which may be granted to such person.

Each option granted under the 2002 Non-Employee Director Plan, whether an Automatic Option or a Discretionary Option, will have a ten-year term and will be exercisable at an option price equal to 100% of the fair market value of the shares on the date on which the option is granted.

Automatic Options other than Initial Automatic Options will become exercisable with respect to all shares subject to the option on the date of the first annual shareholders' meeting next following the date on which the option is granted, provided there is no interruption of the optionee's service on the Board before that annual meeting date. Initial Automatic Options will become exercisable with respect to one-third of the shares subject to the option on the date of the first annual shareholders' meeting next following the date on which the option is granted, another one-third of the shares subject to the option on the date of the second annual shareholders' meeting next following the date on which the option is granted, and the final one-third of the shares subject to the option on the date of the third annual shareholders' meeting next following the date on which the option is granted, provided, in the case of each such one-third portion of the option, that there is no interruption of the optionee's service on the Board before the date on which such portion of the option is to become exercisable. A Discretionary Option will become exercisable with respect to such number of shares subject to the option, and after the director has served on the Board for such period(s) of time (if any) after the date on which the option is granted or has provided such other lawful consideration for the grant of the option, as the administrator may specify when it grants the option. Such consideration may include, without limitation, money or other property, tangible or intangible, or labor or services received or to be received by or performed for the benefit of the Company.

Any unexercisable option that is outstanding under the 2002 Non-Employee Director Plan on the date (if any) on which a "Change in Control" occurs will become exercisable in full on that date, provided that there has been no interruption of the optionee's service on the Board before that date and, provided further that, if the Change in Control occurs less than six months after the date on which the option was granted, the participant agrees in writing (if requested in writing to do so on or before the date on which the Change in Control occurs by the party acquiring control) to remain on the Board at least through the end of such six months' period with the same compensation as before the Change in Control. For a description of the events that constitute such a Change in Control, see "Proposal to Approve the Barr Laboratories, Inc. 2002 Stock and Incentive Award Plan - Certain Change in Control Provisions" in this proxy statement.

If a participant's service on the Board of Directors terminates by reason of death or disability, any unexercisable options that are held by the director on the date of such termination of service will become exercisable in full on that date.

The exercise price of an option must be paid in full upon exercise, either in cash or by delivery of shares of Common Stock that have been owned by the director for at least six months or that were acquired on the open market, or, if legally permissible, by the immediate sale through a broker of that number of the shares being acquired sufficient to pay the purchase price.

If a non-employee director's membership on the Board terminates for any reason other than cause, each option held on the date of termination may be exercised (but only to the extent it is exercisable on that date) within one year of that date. However, if a participant dies or becomes disabled during such one year period, or if the participant's membership on the Board terminated by reason of death or disability, each such option may generally be exercised (to the extent exercisable on the date of termination in accordance with the rules described above) within two years of death or disability, but not beyond the ten year term of the option. If a director's Board service terminates for cause, any outstanding option will terminate immediately.

Except as described in the next sentence, options granted under the 2002 Non-Employee Director Plan will not be transferable other than by will or the laws of descent and distribution or to a designated beneficiary, and may be exercised during the director's lifetime only by the director. The 2002 Non-Employee Director Plan allows a director to transfer during his or her lifetime, without the receipt of consideration, options granted under the 2002 Non-Employee Director Plan to members of his or her immediate family or to family trusts, partnerships or other legal entities for estate planning purposes. In the event of such a transfer, the options would continue to be subject to substantially the same terms and conditions as applied before the transfer occurred.

Administrator

 The 2002 Non-Employee Director Plan will be administered by the Board of Directors or a committee of two or more directors appointed from time to time by the Board of Directors (the "Administrator"). Each member of any such committee will qualify as a "non-employee director" under SEC Rule 16b-3, unless the Board of Directors determines otherwise. Within the parameters set forth in the 2002 Non-Employee Director Plan, the Administrator will select any eligible directors who are to be granted Discretionary Options under the 2002 Non-Employee Director Plan, determine the number of shares of Common Stock to be subject to each Discretionary Option, determine the terms and conditions of options, and determine any adjustments to be made for stock splits and other changes in capitalization or corporate structure. The Administrator is authorized to interpret the 2002 Non-Employee Director Plan and make all decisions thereunder.

Amendment of the 2002 Non-Employee Director Plan

The Board of Directors may amend the 2002 Non-Employee Director Plan at any time and in any respect without shareholder approval, unless shareholder approval of the amendment in question is required under New York or federal law or the rules of the New York Stock Exchange. However, only with shareholder approval may the 2002 Non-Employee Director Plan be amended to permit the exercise price of any outstanding stock option to be reduced. The Board of Directors may also terminate the 2002 Non-Employee Director Plan at any time. However, no amendment or termination of the 2002 Non-Employee Director Plan may adversely affect any options that were granted before the date of such amendment or termination without the consent of the participant.

New Plan Benefits

The following table shows the number of shares of Common Stock underlying the Automatic Options that will be granted each year beginning on the date of the Annual Meeting of Shareholders in 2003 to each nominee for election as a director who is not an employee and all of the Company's non-employee directors as a group. The table assumes that six non-employee directors will be granted Automatic Options under the 2002 Non-Employee Director Plan in 2003 and each of the four following years, and further assumes (for illustration purposes only) that in each of those years the six individuals will consist of the current non-employee nominees for election as a director. No inference is intended, however, that the current nominees will in fact be nominated for election, or if nominated, will in fact be elected by the shareholders to the Board of Directors, nor is any inference intended that the 2002 Non-Employee Director Plan will be terminated at the end of such five-year period. The table does not reflect any Discretionary Options that may be granted under the 2002 Non-Employee Director Plan, as any such options, being discretionary on the part of the Administrator, are not determinable at the present time.

                                NEW PLAN BENEFITS
                2002 Stock Option Plan for Non-Employee Directors

                                          Number of Shares of
Name of                              Common Stock Underlying
Non-Employee Director                Automatic Options

Harold N. Chefitz (1)                   37,500
Jack M. Kay (1)                         37,500
George P. Stephan (1)                   37,500
Richard R. Frankovic (1)                37,500
Peter R. Seaver(1)                      37,500
James S. Gilmore,III(1)                 37,500
                                        -------
All Current Non-Employee
Directors as a Group                    222,500
                                        =======

(1)   Nominee for director

Duration of 2002 Non-Employee Director Plan

If approved by the shareholders, the 2002 Non-Employee Director Plan will terminate when all shares of Common Stock that may be issued thereunder have been issued, unless the Board of Directors terminates it sooner. If the 2002 Non-Employee Director Plan is not approved by shareholders, no options will be granted thereunder.

Certain Federal Income Tax Consequences

A director will not recognize income at the time of grant of an option under the 2002 Non-Employee Director Plan and the Company will not be entitled to a deduction at that time. When a director exercises the option, the director will generally recognize ordinary income from self-employment equal to the difference, if any, between the fair market value, as of the date of option exercise, of the shares the director receives and the exercise price paid. The tax basis of such shares to the director will equal the exercise price paid plus the amount includible in the director's gross income as self-employment income, and the director's holding period for such shares will commence on the day on which the director recognizes such self-employment income. The Company will generally be entitled to a federal income tax deduction in respect of the option in the Company's tax year in which the option is exercised, with the amount of the deduction being equal to the self-employment income recognized by the director as described above. Any gain or loss recognized by a director will be long-term capital gain or loss if the shares were held for the requisite holding period, currently one year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 2002 NON-EMPLOYEE DIRECTOR PLAN.

                         BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of June 30, 2002 by (i) each person known to us who beneficially owns more than 5% of our Common Stock; (ii) each director; (iii) each executive officer of the Company identified in the Summary Compensation Table below (the "Named Officers"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, and subject to applicable community property laws, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.


                                                                                Amount and
                                                                           Nature of Beneficial           Percent
Name of Beneficial Owner                                                       Ownership (1)              of Class
---------------------------------------------------------------------------------------------------------------------
Bernard C. Sherman                                                                     11,382,038  (2)          26.1
150 Signed Drive, Weston, Ontario, Canada M9L1T9
FMR, Edward C. Johnson, 3d and Abigail P. Johnson (3)                                   5,247,576               12.0
82 Devonshire Street, Boston, MA  02109
Bruce L. Downey (4)                                                                       862,143                2.0
Paul M. Bisaro  (5)                                                                       302,076                  *
Edwin A. Cohen (6)                                                                        159,213                  *
George P. Stephan (7)                                                                     149,999                  *
William T. McKee (8)                                                                      146,732                  *
Salah U. Ahmed (9)                                                                        141,520                  *
Carole S. Ben-Maimon (10)                                                                  75,000                  *
Jack M. Kay (11)                                                                           60,000                  *
Robert J. Bolger (12)                                                                      48,000                  *
Harold N. Chefitz (13)                                                                     15,000                  *
Peter R. Seaver  (14)                                                                      13,484                  *
Richard R. Frankovic (15)                                                                   8,615                  *
James S. Gilmore, III                                                                           -                  -
All Directors and Executive Officers as a group (23 persons) (16)                      13,923,421               30.4

* Less than 1%

(1) We have included in shares owned by each shareholder all options held by the shareholder that are currently exercisable or exercisable within 60 days of June 30, 2002. Percentages are based on 43,605,238 shares of Common Stock issued and outstanding as of June 30, 2002, net of shares held in treasury.

(2) All of these shares are held of record by Sherman Delaware, Inc., of which Mr. Sherman is the sole shareholder. Of these shares, 8,382,038 have been pledged to banks to secure a guaranty by Sherman Delaware of the obligation of a third party.

(3) As of June 30, 2002, FMR Corp., on behalf of certain of its direct and indirect subsidiaries, and Fidelity International Limited, on behalf of certain of its direct and indirect subsidiaries (collectively "Fidelity"), indirectly held 5,247,576 shares of our Common Stock. Fidelity Management & Research Company and FMR Co., Inc., wholly-owned subsidiaries of FMR Corp. and investment advisors registered under Section 203 of the Investment Advisors Act of 1940, were the beneficial owners of 4,972,914 shares. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., was the beneficial owner of 222,562 shares. Fidelity International Limited was the beneficial owner of 52,100 shares.

(4) Beneficial ownership for Mr. Downey includes 689,997 shares issuable upon the exercise of options held by Mr. Downey that are currently exercisable or exercisable within 60 days of June 30, 2002.

(5) Beneficial ownership for Mr. Bisaro includes 270,262 shares issuable upon the exercise of options held by Mr. Bisaro that are currently exercisable or exercisable within 60 days of June 30, 2002.

(6) Beneficial ownership for Mr. Cohen includes 120,563 shares issuable upon the exercise of options held by Mr. Cohen that are currently exercisable or exercisable within 60 days of June 30, 2002.

(7) Beneficial ownership for Mr. Stephan includes 116,250 shares issuable upon the exercise of options held by Mr. Stephan that are currently exercisable or exercisable within 60 days of June 30, 2002.

(8) Beneficial ownership for Mr. McKee includes 143,772 shares issuable upon the exercise of options held by Mr. McKee that are currently exercisable or exercisable within 60 days of June 30, 2002.

(9) Beneficial ownership for Mr. Ahmed includes 98,044 shares issuable upon the exercise of options held by Mr. Ahmed that are currently exercisable or exercisable within 60 days of June 30, 2002.

(10) Beneficial ownership for Dr. Ben-Maimon includes 75,000 shares issuable upon the exercise of options held by Dr. Ben-Maimon that are currently exercisable or exercisable within 60 days of June 30, 2002.

(11) Beneficial ownership for Mr. Kay includes 60,000 shares issuable upon the exercise of options held by Mr. Kay that are currently exercisable or exercisable within 60 days of June 30, 2002.

(12) Beneficial ownership for Mr. Bolger includes 48,000 shares issuable upon the exercise of options held by Mr. Bolger that are currently exercisable or exercisable within 60 days of June 30, 2002.

(13) Beneficial ownership for Mr. Chefitz includes 15,000 shares issuable upon the exercise of options held by Mr. Chefitz that are currently exercisable or exercisable within 60 days of June 30, 2002.

(14) Beneficial ownership for Mr. Seaver includes 11,529 shares issuable upon the exercise of options held by Mr. Seaver that are currently exercisable or exercisable within 60 days of June 30, 2002.

(15) Beneficial ownership for Mr. Frankovic includes 7,686 shares issuable upon the exercise of options held by Mr. Frankovic that are currently exercisable or exercisable within 60 days of June 30, 2002.

(16) Beneficial ownership for all executive officers and directors includes 2,176,765 shares issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of June 30, 2002.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes annual and long-term compensation for the three fiscal years ended June 30, 2002 awarded to, earned by or paid to our Chief Executive Officer and the four other most highly paid executive officers during the last fiscal year for services rendered to the Company in all capacities.



                                                                                   Long-Term
                                                                                  Compensation
                                    Annual Compensation                              Awards
--------------------------------------------------------------------------------------------------------------------
                                                                                     Stock            All Other
Name &                            Year          Salary           Bonus ($)          Options         Compensation
Principal Position                              ($)(1)                                (#)                ($)
--------------------------------------------------------------------------------------------------------------------
Bruce L. Downey                   2002          $ 746,154         $ 500,000            75,000           $ 78,587 (3)
Chairman and                      2001            646,154           400,000            60,000             95,986
CEO                               2000            550,000           300,000            75,000             84,901

Paul M. Bisaro                    2002            397,115           250,000            50,000             50,770 (4)
President and COO                 2001            323,077           200,000            40,000             52,239
Barr Laboratories, Inc.           2000            259,250           110,000            30,000             35,425

Carole S. Ben-Maimon (2)          2002            334,615           470,000            25,000             79,319 (5)
President and COO                 2001            116,538           216,397            50,000             25,794
Barr Research                     2000                  -                 -                 -                  -

William T. McKee                  2002            269,039           175,000            35,000             45,540 (6)
Senior Vice President             2001            243,654           120,000            30,000             39,791
CFO, Treasurer and                2000            209,384            85,000            30,000             35,943
Secretary

Salah U. Ahmed                    2002            234,423           150,000            20,000             46,046 (7)
Senior Vice President             2001            219,231           100,000            20,000             38,363
Research and Development          2000            199,692           105,000            22,500             37,981

(1) Includes amounts deferred by the employee for all years under our Savings and Retirement Plan and our Excess Savings and Retirement Plan.

(2)   Dr. Ben-Maimon was hired and elected as an officer in January 2001.

(3) Includes the Company's contributions to the Savings and Retirement Plan and the Excess Savings and Retirement Plan aggregating $74,615 and $3,972 in life and medical insurance premiums paid by the Company.

(4) Includes the Company's contributions to the Savings and Retirement Plan and the Excess Savings and Retirement Plan aggregating $39,712, $1,547 in life and medical insurance premiums paid by the Company and $9,511 as an automotive allowance.

(5) Includes the Company's contributions to the Savings and Retirement Plan and the Excess Savings and Retirement Plan aggregating $67,961, $1,158 in life and medical insurance premiums paid by the Company and $10,200 as an automotive allowance.

(6) Includes the Company's contributions to the Savings and Retirement Plan and the Excess Savings and Retirement Plan aggregating $38,500, $580 in life and medical insurance premiums paid by the Company and $6,460 as an automotive allowance.

(7) Includes the Company's contributions to the Savings and Retirement Plan and the Excess Savings and Retirement Plan aggregating $32,250, $6,156 in life and medical insurance premiums paid by the Company and $7,640 as an automotive allowance.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth certain information concerning all grants of stock options to the Named Officers during the fiscal year ended June 30, 2002. These options are included in the Summary Compensation Table above. All options were granted at fair market value under the 1993 Stock Incentive Plan and have ten-year terms. The rules of the Securities and Exchange Commission require us to show hypothetical gains that the Named Officers would have for these options at the end of their ten-year terms. These gains are calculated assuming annual compound stock price appreciation of 5% and 10% from the date the option was originally granted to the end of the option term. The 5% and 10% assumed annual compound rates of stock price appreciation are required by SEC rules. They are not our estimate or projection of future stock prices.


                                 Individual Grants (1)                                        Potential Realizable Value at
                              Number of       % Of Total                                           Assumed Annual Rates
                                Shares         Options                                         Of Stock Price Appreciation
                              Underlying      Granted to       Per Share                             for Option Term
                               Options       Employees in     Exercise or    Expiration              ---------------
Name                         Granted (#)     Fiscal Year      Base Price        Date            5%($)               10%($)
----------------------------------------------------------------------------------------------------------------------------------
Bruce L. Downey                 75,000           11%            $81.74         8/8/11             $ 3,855,439         $ 9,770,438

Paul M. Bisaro                  50,000            7%            $81.74         8/8/11               2,570,292           6,513,625

Carole S. Ben-Maimon            25,000            4%            $81.74         8/8/11               1,285,146           3,256,813

William T. McKee                35,000            5%            $81.74         8/8/11               1,799,205           4,559,538

Salah U. Ahmed                  20,000            3%            $81.74         8/8/11               1,028,117           2,605,450


(1) Consists of options granted under our 1993 Stock Incentive Plan, as amended. All options listed were granted on August 8, 2001 and were scheduled to vest ratably over three years. Upon consummation of the merger with Duramed on October 24, 2001, however, the options vested in full due to the change in control provisions contained in the 1993 Stock Incentive Plan.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

The following table provides information about the value realized on option exercises for each of the Named Officers during the fiscal year ended June 30, 2002, and the value of their unexercised options at June 30, 2002.


                                                               Number of Shares Subject to         Value of Unexercised
                                                                   Unexercised Options             In-the-Money Options
                                 Shares                              at Year-End (#)              at Year-End ($)(1)(2)
                                Acquired          Value              ---------------              ----------------------
Name                        on Exercise (#)  Realized ($)(1)    Exercisable   Unexercisable     Exercisable     Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Bruce L. Downey                      --        $        --            689,997        -        $27,973,062        $--

Paul M. Bisaro                   23,538          1,694,971            270,262        -          9,027,907         --

Carole S. Ben-Maimon                 --                 --             75,000        -            600,600         --

William T. McKee                  4,000            229,809            143,772        -          3,353,366         --

Salah U. Ahmed                       --                 --             98,044        -          2,621,492         --

(1) The dollar value is calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at exercise or year-end.

(2) "In-the-money" means the market price of the Common Stock is greater than the exercise price of the option on the date specified.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of June 30, 2002 with respect to compensation plans approved by Barr shareholders under which our equity securities are authorized for issuance. In our merger with Duramed, we assumed stock option plans that were approved by Duramed's shareholders but not subsequently approved by our shareholders. Other than those assumed Duramed plans, we do not have any equity compensation plans that have not been approved by our shareholders. While we will honor our obligations with respect to outstanding option grants under the Duramed plans, we do not plan to make any future option grants under those plans (as reflected in column (c) below, 234,417 options remain available for grant under those Duramed plans).


                                                                                    Weighted-    Number of securities
                                                                                    average      remaining available for future
                                                                                    exercise     issuance under equity
                                                          Number of securities to   price of     compensation plans
                                                          be issued upon exercise   outstanding  (excluding securities reflected
                                                          of outstanding options    options      in column (a)
Plan Category                                                      (a)                (b)                   (c)
-----------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by security holders           3,539,111       $ 36.48                     1,345,926
Equity compensation plans not approved by security holders               -           N/A                       234,417
-----------------------------------------------------------------------------------------------------------------------
                     Total                                       3,539,111       $ 36.48                     1,580,343
=======================================================================================================================

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Pursuant to its charter, the Compensation Committee's responsibilities include developing and administering a compensation policy for senior management that contains appropriate performance incentives and equity-linked components, and reviewing annually the performance of the executive officers of the Company. The Compensation Committee also administers the stock option and stock incentive plans and approves grants of stock options and other incentives under those plans.

Compensation programs for executive officers are designed to attract, retain and motivate employees who will contribute to the achievement of corporate goals and objectives. Elements of executive compensation include salaries, bonuses and awards of stock options, with the last two being variable. In making its decisions or recommendations, the Committee takes into account factors it deems relevant to the specific compensation component being considered, including: compensation paid by other business organizations of comparable size in the same industry and related industries; profitability; the attainment of annual individual and business objectives; an assessment of individual contributions relative to others; and historic compensation awards.

The Committee considered the factors described above in determining Mr. Downey's total compensation. Specifically, the Committee and the Board recognized that during fiscal 2002, under Mr. Downey's leadership, the Company, among other things, met strategic objectives approved by the Board of Directors, including achieving the highest revenues, net income and investment in research and development in Barr's 33-year history. In addition, the Company successfully launched generic Prozac(R), completed the merger and integration of Duramed Pharmaceuticals, Inc., filed 18 new product applications with the FDA, received 15 new product approvals, including the first generic version of Adderall(R), and launched four generic oral contraceptive products.

Also, during fiscal 2002, the Company completed the Phase III study for its SEASONALE(TM) extended regimen oral contraceptive and prepared the New Drug Application for filing with the U.S. Food and Drug Administration. Finally, in June 2002 the Company completed its acquisition of certain assets and assumption of certain liabilities of Enhance Pharmaceuticals, Inc.

The Compensation Committee set the total compensation packages for Mr. Downey and the other executive officers based on Barr's achievements in fiscal 2002.

                                                     THE COMPENSATION COMMITTEE

                                                     Harold N. Chefitz, Chairman
                                                     George P. Stephan
                                                     Peter R. Seaver

EXECUTIVE AGREEMENTS

Bruce L. Downey. We entered into an employment agreement with Mr. Downey in 1993 that we amended and restated in its entirety on August 16, 2002. Under the agreement, Mr. Downey will continue to serve as our Chief Executive Officer. Mr. Downey's employment agreement is set to terminate on August 16, 2005, but will automatically extend for successive one-year periods unless one party gives notice to the other party at least 12 months prior to the scheduled termination date of its desire to terminate the agreement. Under the agreement, Mr. Downey is paid a base salary, presently $850,000 for fiscal 2003, subject to increase in future years by the Compensation Committee, and is eligible for an annual bonus of up to 50% of his base salary in effect for a particular year at the discretion of the Compensation Committee (at their discretion, the Compensation Committee may increase the bonus above 50% of his base salary). In addition to being eligible to participate in our incentive, health and benefit plans, Mr. Downey is also entitled to the business and personal use of an automobile at our expense. If the agreement is terminated by us without Good Cause, as defined in the agreement, or by Mr. Downey for Good Reason, as defined in the agreement, he will be entitled to a payment equal to up to three times the sum of (1) his highest base salary and (2) an average bonus amount (such amount, "Annual Cash Compensation"). If the termination occurs after Mr. Downey attains the age of 65 but before 70, the payment shall be equal to two times his Annual Cash Compensation, and if after 70 the payment shall be equal to his Annual Cash Compensation. Unless termination occurs after Mr. Downey has attained the age of 70, the payment of a portion of any severance payment will be conditioned on Mr. Downey not competing with us and complying with the confidentiality, non-solicit and non-disparagement obligations that survive termination of the agreement. In addition, if we elect not to renew the agreement at any time, unless we have Good Cause for not renewing the agreement, Mr. Downey will be entitled to a non-renewal payment equal to two times his Annual Cash Compensation (unless Mr. Downey has attained the age of 70 prior to the scheduled terminate date, in which case the payment shall be equal to his Annual Cash Compensation). If any compensation to Mr. Downey under the agreement would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, we are obligated to make a gross-up payment to Mr. Downey in an amount sufficient to cover any such taxes. Mr. Downey has agreed to keep confidential certain information during the term of the agreement and thereafter, and has agreed to certain non-solicitation and non-disparagement restrictions that apply for a year after termination.

Paul M. Bisaro. We entered into an employment agreement with Mr. Bisaro in 1999 that we amended and restated in its entirety on August 16, 2002. Under the agreement, Mr. Bisaro will continue to serve as our President and Chief Operating Officer. Mr. Bisaro's employment agreement is set to terminate on August 16, 2005, but will automatically extend for successive one-year periods unless one party gives notice to the other party at least six months prior to the scheduled termination date of its desire to terminate the agreement. Under the agreement, Mr. Bisaro is paid a base salary, presently $450,000 for fiscal 2003, subject to increase in future years by the Compensation Committee, and is eligible for an annual bonus of up to 50% of his base salary in effect for a particular year at the discretion of the Compensation Committee (at their discretion, the Compensation Committee may increase the bonus above 50% of his base salary). In addition to being eligible to participate in our incentive, health and benefit plans, Mr. Bisaro is also entitled to the business and personal use of an automobile at our expense. If the agreement is terminated by us without Good Cause, as defined in the agreement, or by Mr. Bisaro for Good Reason, as defined in the agreement, he will be entitled to a payment equal to
2.5 times his Annual Cash Compensation. The payment of a portion of any severance payment will be conditioned on Mr. Bisaro not competing with us and complying with the confidentiality, non-solicit and non-disparagement obligations that survive termination of the agreement. In addition, if we elect not to renew the agreement at any time, unless we have Good Cause for not renewing the agreement, and Mr. Bisaro performs the transition duties and responsibilities set forth in the non-renewal notice for a period not to exceed 90 days and thereafter terminates the agreement for Good Reason prior to the scheduled termination date (such non-renewal combined with the required performance by Mr. Bisaro constitutes Good Reason), Mr. Bisaro will be entitled to a payment equal to 1.25 times his Annual Cash Compensation. If we elect not to renew the agreement at any time and Mr. Bisaro does not thereafter elect to terminate the agreement for Good Reason, as specified above, Mr. Bisaro will be entitled to a payment equal to his Annual Cash Compensation, provided that he serves-out the balance of his term and complies with the confidentiality, non-solicit and non-disparagement obligations that survive termination of the agreement. If any compensation to Mr. Bisaro under the agreement would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, we are obligated to make a gross-up payment to Mr. Bisaro in an amount sufficient to cover any such taxes. Mr. Bisaro has agreed to keep confidential certain information during the term of the agreement and thereafter, and has agreed to certain non-solicitation and non-disparagement restrictions that apply for a year after termination.

Carole S. Ben-Maimon. We entered into an employment agreement with Dr. Ben-Maimon in 2001 that we amended and restated in its entirety on August 19, 2002. Under the agreement, Dr. Ben-Maimon will continue to serve as the President of Barr Research, responsible for directing, managing and overseeing all new proprietary drug discovery and development studies and activities, including clinical trials and medical and regulatory affairs related to such activities. Dr. Ben-Maimon's employment agreement is set to terminate on August 19, 2005, but will automatically extend for successive one-year periods unless one party gives notice to the other party at least six months prior to the scheduled termination date of its desire to terminate the agreement. Under the agreement, Dr. Ben-Maimon is paid a base salary, presently $400,000 for fiscal 2003, subject to increase in future years by the Compensation Committee, and is eligible for an annual bonus of up to 50% of her base salary in effect for a particular year at the discretion of the Compensation Committee (at their discretion, the Compensation Committee may increase the bonus above 50% of her base salary). In addition to being eligible to participate in our incentive, health and benefit plans, Dr. Ben-Maimon is also entitled to the business and personal use of an automobile at our expense, and we have agreed to pay the costs of her medical malpractice insurance premiums, not to exceed $15,000 in any year. If the agreement is terminated by us without Good Cause, as defined in the agreement, or by Dr. Ben-Maimon for Good Reason, as defined in the agreement, she will be entitled to a payment equal to 2.5 times her Annual Cash Compensation. The payment of a portion of any severance payment will be conditioned on Dr. Ben-Maimon not competing with us and complying with the confidentiality, non-solicit and non-disparagement obligations that survive termination of the agreement. In addition, if we elect not to renew the agreement at any time, unless we have Good Cause for not renewing the agreement, and Dr. Ben-Maimon performs the transition duties and responsibilities set forth in the non-renewal notice for a period not to exceed 90 days and thereafter terminates the agreement for Good Reason prior to the scheduled termination date (such non-renewal combined with the required performance by Dr. Ben-Maimon constitutes Good Reason), Dr. Ben-Maimon will be entitled to a payment equal to
1.25 times her Annual Cash Compensation. If we elect not to renew the agreement at any time and Dr. Ben-Maimon does not thereafter elect to terminate the agreement for Good Reason, as specified above, Dr. Ben-Maimon will be entitled to a payment equal to her Annual Cash Compensation, provided that she serves-out the balance of her term and complies with the confidentiality, non-solicit and non-disparagement obligations that survive termination of the agreement. If any compensation to Dr. Ben-Maimon under the agreement would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, we are obligated to make a gross-up payment to Dr. Ben-Maimon in an amount sufficient to cover any such taxes. Dr. Ben-Maimon has agreed to keep confidential certain information during the term of the agreement and thereafter, and has agreed to certain non-solicitation and non-disparagement restrictions that apply for a year after termination.

William T. McKee. On February 7, 2001, we entered into an employment agreement with Mr. McKee under which he will continue to serve as our Senior Vice President, Chief Financial Officer and Treasurer. Mr. McKee's employment agreement is set to terminate on February 7, 2004, but will automatically extend for successive one-year periods unless one party gives notice to the other party at least six months prior to the scheduled termination date of its desire to terminate the agreement. Under the agreement, Mr. McKee is paid a base salary, presently $300,000 for fiscal 2003, subject to increase in future years by the Compensation Committee, and is eligible for an annual bonus of up to 40% of his base salary in effect for a particular year at the discretion of the Compensation Committee (at their discretion, the Compensation Committee may increase the bonus above 40% of his base salary). In addition to being eligible to participate in our incentive, health and benefit plans, Mr. McKee is also entitled to the business and personal use of an automobile at our expense. If the agreement is terminated by us without Good Cause, as defined in the agreement, or by Mr. McKee for Good Reason, as defined in the agreement, he will be entitled to a payment equal to 1.5 times his base salary as then in effect. In addition, if we elect not to renew the agreement at any time, unless we have Good Cause for not renewing the agreement, Mr. McKee will be entitled to a non-renewal payment equal to his base salary then in effect, provided that he serves-out the balance of his term and complies with the confidentiality obligations that survive termination of the agreement. Mr. McKee has agreed to keep confidential certain information during the term of the agreement and thereafter.

Salah U. Ahmed. On February 7, 2001, we entered into an employment agreement with Mr. Ahmed under which he will continue to serve as our Senior Vice President, Research and Development, responsible for managing and supervising our research and development activities, other than new proprietary drug discovery and development activities. Mr. Ahmed's employment agreement is set to terminate on February 7, 2004, but will automatically extend for successive one-year periods unless one party gives notice to the other party at least six months prior to the scheduled termination date of its desire to terminate the agreement. Under the agreement, Mr. Ahmed is paid a base salary, presently $250,000 for fiscal 2003, subject to increase in future years by the Compensation Committee, and is eligible for an annual bonus of up to 40% of his base salary in effect for a particular year at the discretion of the Compensation Committee (at their discretion, the Compensation Committee may increase the bonus above 40% of his base salary). In addition to being eligible to participate in our incentive, health and benefit plans, Mr. Ahmed is also entitled to the business and personal use of an automobile at our expense. If the agreement is terminated by us without Good Cause, as defined in the agreement, or by Mr. Ahmed for Good Reason, as defined in the agreement, he will be entitled to a payment equal to 1.5 times his base salary as then in effect. In addition, if we elect not to renew the agreement at any time, unless we have Good Cause for not renewing the agreement, Mr. Ahmed will be entitled to a non-renewal payment equal to his base salary then in effect, provided that he serves-out the balance of his term and complies with the confidentiality obligations that survive termination of the agreement. Mr. Ahmed has agreed to keep confidential certain information during the term of the agreement and thereafter.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee consists of the following members of the Company's Board of
Directors: George P. Stephan (Chairman), Harold N. Chefitz and Richard R. Frankovic. The Board of Directors has determined that each member of the Audit Committee is independent as defined in Section 303 of the listing standards of the New York Stock Exchange. The Audit Committee operates under a written charter that has been adopted by the Board of Directors, which was most recently published in our Proxy Statement for our 2001 Annual Meeting of Shareholders.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the Company's financial matters. The Audit Committee's primary responsibilities are to: (1) monitor the integrity of Barr's financial reporting processes and systems of internal controls; (2) select, retain and monitor the independence and performance of Barr's independent public accountants; and (3) facilitate and maintain an open avenue of communication among the Board of Directors, senior management and the independent public accountants.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2002 with the Company's management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Deloitte & Touche LLP with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report to Shareholders on Form 10-K.

DELOITTE & TOUCHE LLP INFORMATION

The Audit Committee has selected and retained Deloitte & Touche LLP to serve as our independent auditors for the fiscal year ending June 30, 2003. Deloitte & Touche LLP has served as our independent auditors since fiscal 1994.

The Company expects that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be available to respond to appropriate questions which may be raised at the Annual Meeting. Representatives of Deloitte & Touche LLP will have the opportunity to make a statement if they so desire.

AUDIT AND NON-AUDIT FEES

Fees billed to Barr related to services performed by Deloitte & Touche LLP during the fiscal year ended June 30, 2002 are as follows:

Audit Fees                                            $ 225,000
Financial Information System
  Design and Implementation                                   -
All Other Fees                                          874,000 (1)
                                           ---------------------
  Total                                              $1,099,000
                                           =====================



(1) Includes approximately $697,000 in fees related to work performed in connection with the merger with Duramed and the acquisition of certain assets and the assumption of certain liabilities of Enhance Pharmaceuticals, Inc., $17,000 in fees related to the employee benefit plan audit, and $160,000 for tax compliance and other accounting matters.

The Audit Committee has considered whether the independent auditors' provision of other non-audit services to the Company is compatible with the auditors' independence. The Audit Committee has concluded that the independent auditors are independent from the Company and its management.

                                                     Submitted by
                                                     George P. Stephan, Chairman
                                                     Harold N. Chefitz
                                                     Richard R. Frankovic

                                PERFORMANCE GRAPH

The graph below compares the cumulative total shareholder returns on Barr Common Stock for the last five fiscal years with the cumulative total return of the Standard & Poor's Pharmaceutical Index and the Standard & Poor's 500 Composite Index over the same period, assuming an investment of $100 in the Common Stock, the S&P Pharmaceutical Index and the S&P 500 Composite Index on June 30, 1997, and reinvestment of dividends. The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our Common Stock.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                  [LINE GRAPH]



                            FISCAL YEAR ENDED JUNE 30
                            $100 Invested on 06/30/97

Company/Index Name                        1997         1998         1999         2000           2001               2002
--------------------------------------------------------------------------------------------------------------------------------
Barr Laboratories, Inc.                    $ 100.00     $ 90.34      $ 90.63     $ 152.76       $ 235.90             $ 216.57
S&P Pharmaceutical Index (1)                 100.00      130.16       159.78       171.36         145.90               119.70
S&P 500 Index                                100.00      142.43       163.18       183.34         164.21               136.81

(1) The S&P Pharmaceutical Index was formerly known as the S&P Health Care Drugs Index. The components of the index remained the same after the name change.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended June 30, 2002, we sold certain of our pharmaceutical products and bulk pharmaceutical materials in the amount of $16,472,000 to companies owned or controlled by Dr. Bernard C. Sherman, our largest shareholder and a director. We also purchased bulk pharmaceutical materials from a company owned by Dr. Sherman in the amount of $3,332,000. As of June 30, 2002, our accounts receivable included $829,000 due from such companies. We believe that these transactions were negotiated at arms-length and on terms that approximate amounts that we would have obtained with unaffiliated third parties.

In August 1995, we entered into an agreement with a company owned by Dr. Sherman to, among other things, share litigation and related costs in connection with our multi-year Fluoxetine patent challenge. For the year ended June 30, 2002, we recorded $919,000 in connection with such agreement as a reduction to our operating expenses. In accordance with the agreement, in return for sharing our costs since 1995, Dr. Sherman's company was entitled to share the profits, as defined, which we earned on the sale of Fluoxetine. Included in our cost of sales for the year ended June 30, 2002 is approximately $176,681,000 for the related party's share of the profit from the sale of Fluoxetine. We believe that these transactions were negotiated at arms-length and on terms that approximate amounts that we would have obtained with unaffiliated third parties.

We also incurred $55,000 in expenses related to a May 2001 secondary stock offering for the sale of 3.5 million shares of Common Stock beneficially owned by Dr. Sherman. Dr. Sherman subsequently reimbursed us for those expenses.

Mr. Chefitz, a member of our Audit Committee and Chairman of our Compensation Committee, serves as the Chairman of GliaMed, Inc., a privately held company. GliaMed has created a platform of compounds designed for the treatment of neurodegeneration diseases and primary brain cancers. We have made a $500,000 investment in GliaMed, which represents approximately six percent of the outstanding voting shares. In connection with this investment, we have obtained options to elect to market, distribute and manufacture products developed by GliaMed. We do not have the ability to exercise significant influence on GliaMed's operations. The Board of Directors has determined that our investment in GliaMed has not impaired Mr. Chefitz's independence.

                                  OTHER MATTERS

SHAREHOLDER PROPOSALS

Under SEC rules, any shareholder who intends to present a proposal at the Company's next annual meeting of shareholders must submit the proposal to the Company at our principal executive offices no later than May 28, 2003, and must satisfy the other requirements of SEC Rule 14a-8 in order for the proposal to be considered for inclusion in our Proxy Statement and proxy for that meeting. Our principal executive offices are located at 2 Quaker Road, P.O. Box 2900, Pomona, New York 10970-0519, and any such proposals must be addressed to the attention of the Secretary.

For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2003 Annual Meeting, SEC rules permit management to vote proxies in its discretion if we:
(1) receive notice of the proposal before the close of business on August 5, 2003, and advise shareholders in the 2003 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on August 5, 2003. Notices of intention to present proposals should be sent to the address above. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% or greater shareholders to file forms with the SEC to report their ownership of our Common Stock and any changes in ownership. Anyone required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review, we believe that all Section 16(a) filing requirements were met by our directors and executive officers during the fiscal year ended June 30, 2002, other than the instances listed below. These oversights related to compliance with the reporting requirements of Section 16 were identified during a review of these forms with outside counsel. Immediately upon completing this review, corrective filings that cover the individuals and transactions listed below were made with the SEC.

The following individuals were delinquent in filing Form 3: Messrs. Frankovic, Gilmore and Seaver; Catherine F. Higgins, Senior Vice President, Human Resources; Fredrick J. Killion, Senior Vice President and General Counsel; and Christine Mundkur, Senior Vice President, Quality and Regulatory Counsel. Ms. Mundkur was delinquent in filing a Form 4 related to an exercise of stock options. The following individuals were delinquent in reporting a grant of stock options on Form 5: Messrs. Downey and Bisaro; Dr. Ben-Maimon; Salah U. Ahmed, Senior Vice President, Product Development; Michael J. Bogda, Senior Vice President, Manufacturing and Engineering; Timothy P. Catlett, Senior Vice President, Sales and Marketing; William T. McKee, Senior Vice President, Chief Financial Officer, Treasurer and Secretary; and Martin Zeiger, Senior Vice President, Strategic Business Development.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

If you are a beneficial owner, but not the record holder, of Company shares, your broker, bank or other nominee may only deliver one copy of the Company's Proxy Statement and Annual Report to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and Annual Report to a shareholder at a shared address to which a single copy of the documents were delivered. A shareholder who wishes to receive a separate copy of the Proxy Statement and Annual Report, now or in the future, should submit their request to the Company by telephone at 1-800-BARRLABS or by submitting a written request to Ms. Carol
A. Cox, Vice President, Investor Relations and Corporate Communications, 2 Quaker Road, P.O. Box 2900, Pomona, New York 10970-0519. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

ANNUAL REPORT AND ADDITIONAL MATERIALS

Our annual report to shareholders for the fiscal year ended June 30, 2002 is being distributed with this Proxy Statement. COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2002 MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST TO BARR LABORATORIES, INC., ATTENTION: CAROL A. COX, VICE PRESIDENT, INVESTOR RELATIONS AND CORPORATE COMMUNICATIONS, OR BY PHONING 1-800-BARRLABS AND ASKING FOR MS. COX.

OTHER BUSINESS

Our Board of Directors does not currently intend to bring any other business before the Annual Meeting, and is not aware of any other business to be brought before the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

                                           By Order of the Board of Directors

                                           William T. McKee
                                           Secretary

THE UNDERSIGNED HEREBY ACKNOWLEDGE RECEIPT OF THE PROXY STATEMENT AND NOTICE OF ANNUAL MEETING TO BE HELD OCTOBER 24, 2002.

                                                         Please mark your
                                                         votes as indicated
                                                         in this example     [X]

 1.Election of Directors

  (Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below).

  01 Bruce L. Downey, 02 Paul M. Bisaro,
  03 Carole S. Ben-Maimon, 04 George P. Stephan,
  05 Jack M. Kay, 06 Harold N. Chefitz,
  07 Richard R. Frankovic, 08 Peter R. Seaver,
  09 James S. Gilmore, III

FOR all nominees listed
(except as marked)   [ ]


WITHHOLD AUTHORITY
to vote for nominees [ ]

PLEASE DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   YES     NO
DO YOU PLAN TO ATTEND THE          [ ]     [ ]
MEETING?



 2.Approval of 2002 Stock       FOR          AGAINST          ABSTAIN
   and Incentive Award Plan     [ ]            [ ]              [ ]



 3.Approval of 2002 Stock
   Option Plan for Non-         FOR          AGAINST          ABSTAIN
   Employee Directors           [ ]            [ ]              [ ]

By checking the box to the right, I consent to future delivery of            [ ]
annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon
Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

SIGNATURE _______________________ SIGNATURE ________________________ DATE ______

(PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF STOCK IS REGISTERED IN MORE THAN ONE NAME, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE ADD YOUR TITLE AS SUCH. IF EXECUTED BY A CORPORATION, THE PROXY SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER.)

                            - FOLD AND DETACH HERE -

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

     INTERNET AND TELEPHONE VOTING ARE AVAILABLE UNTIL 4 P.M. EASTERN TIME
                              ON OCTOBER 23, 2002.

    YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


                       INTERNET http://www.eproxy.com/brl

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                            TELEPHONE 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      MAIL

                            Mark, sign and date your
                                   proxy card
                                      and
                     return it in the enclosed postage-paid
                                   envelope.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                             BARR LABORATORIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                OCTOBER 24, 2002

      The undersigned hereby appoints Bruce L. Downey and William T. McKee, and each of them, as proxies, each with the power to appoint his substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders at 10:00 a.m. local time, on October 24, 2002, at The Plaza Hotel, Fifth Avenue at Central Park, New York, New York, and any postponements or adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or adjournments thereof.

      UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2 AND "FOR" PROPOSAL NO. 3. IN ADDITION, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.




                            - FOLD AND DETACH HERE -

                                                                      APPENDIX A

                             BARR LABORATORIES, INC.
                       2002 STOCK AND INCENTIVE AWARD PLAN

1. PURPOSES. The purposes of this Plan are (a) to provide competitive incentives that will enable the Company to attract, retain, motivate and reward persons who render services that benefit the Company or other enterprises in which the Company has a significant interest, and (b) to give such persons an interest parallel to the interests of the Company's shareholders generally.

2. DEFINITIONS. Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this section 2.

   (a) "Allied Enterprise" means a business enterprise, other than the Company or a Subsidiary, in which the Committee determines the Company has a significant interest, contingent or otherwise.

   (b) "Appreciation-Only Award" means Options and Stock Appreciation Rights the exercise price of which is equal to at least 100% of Fair Market Value on the date of grant of the Options or Stock Appreciation Rights or, in the case of Linked Stock Appreciation Rights, on the date of grant of the Options to which such Linked Stock Appreciation Rights relate.

   (c) "Award" means an award granted under this Plan in one of the forms provided for in paragraph 3(a).

   (d) "Beneficiary" means a person or entity (including but not limited to a trust or estate), designated in writing by a Service Provider or other rightful holder of an Award, on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom such Service Provider's or other rightful holder's rights under the Plan shall pass in the event of the death of such Service Provider or other rightful holder.

   (e) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

   (f) "Change in Control" means any of the following:

      (i) any person (as such term is used in sections 13(d) and 14(d)(2) of the Exchange Act), other than (A) the Company, (B) a Subsidiary, (C) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, or (D) an underwriter engaged in a distribution of Company stock to the public with the Company's written consent, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities that represent more than thirty percent (30%) of the combined voting power of the

   Company's then outstanding Voting Securities. However, if the "person" in question is an institutional investor whose investment in Voting Securities is purely passive when such person becomes such a more than thirty percent beneficial owner of Voting Securities, then such event (i.e., such person's becoming a more than thirty percent beneficial owner of Voting Securities) shall not be deemed to constitute a Change in Control under this subparagraph 2(f)(i) for so long as (and only for so long as) such person's investment in Voting Securities remains purely passive;

      (ii) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or a Subsidiary, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company or a Subsidiary, or consummation of any such transaction if stockholder approval is not obtained, other than (A) any such transaction in which the holders of outstanding Voting Securities immediately prior to the transaction receive, with respect to such Voting Securities (or, in the case of a transaction in which the Company is the surviving corporation or a transaction involving a Subsidiary, retain), voting securities of the surviving or transferee entity representing more than fifty percent (50%) of the total voting power outstanding immediately after such transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (B) any such transaction which would result in a Related Party beneficially owning more than 50 percent of the voting securities of the surviving entity outstanding immediately after such transaction;

      (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction; or

      (iv) the persons who were members of the Board of Directors immediately before a tender or exchange offer for shares of Common Stock by any person other than the Company or a Related Party, or before a merger or consolidation of the Company or a Subsidiary, or contested election of the Board of Directors, or before any combination of such transactions, cease to constitute a majority of the Board of Directors as a result of such transaction or transactions.

For purposes of the foregoing provisions of this paragraph 2(f),

    (A) the term "Related Party" shall mean (I) a Subsidiary, (II) an employee or group of employees of the Company or any Subsidiary, (III) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or (IV) a corporation or other form of business entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities; and

    (B) the term "Voting Securities" shall mean any securities of the Company which carry the right to vote generally in the election of directors.

    (g) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions.

    (h) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of paragraph 13(a) below.

    (i) "Common Stock" means common stock of the Company, par value $.01 per share.

    (j) "Company" means Barr Laboratories, Inc., a New York corporation, its successors and assigns.

    (k) "Dollar-Denominated Awards" means Performance Unit Awards and any other Award the amount of which is based on a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock).

    (l) "Employee" means any person who is employed by the Company or a Subsidiary on a full-time or part-time basis, including an officer or director if he is so employed.

    (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

    (n) "Fair Market Value" on a particular date means as follows:

        (i) If the Common Stock is listed or admitted to trading on such date on the New York Stock Exchange, the mean between the high and low sales price of a share of Common Stock on such date as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or

        (ii) If the Common Stock is not listed or admitted to trading on the New York Stock Exchange but is listed or admitted to trading on another national exchange, the mean between the high and low sales price of a share of Common Stock on such date as reported in the principal consolidated transaction reporting system with regard to securities listed or admitted to trading on such national exchange; or

        (iii) If the Common Stock is not listed or admitted to trading on any national exchange, the mean between the high and low sales price of a share of Common Stock on such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, the National Quotation Bureau or such other system then in use with regard to the Common Stock or, if on such date the Common Stock is publicly traded but not quoted by any such system, the mean of the closing bid and asked prices of a share of Common Stock on such date as furnished by a professional market maker making a market in the Common Stock; or


        (iv) If in (i), (ii) or (iii) above, as applicable, there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which a sale was so reported.

In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

    (o) "General Counsel" means the General Counsel of the Company serving from time to time.

    (p) "Incentive Award" means an amount of money or a number of shares of Common Stock which is distributed to a Service Provider pursuant to the Plan, or which the Committee agrees to distribute in the future to a Service Provider pursuant to the Plan, in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the date on which the Incentive Award is granted. The amount of the award may be based upon (i) a specified number of shares of Common Stock or the Fair Market Value of a specified number of shares of Common Stock, or (ii) a specified amount of money not determined by reference to the Fair Market Value of a specified number of shares of Common Stock. Performance Share Awards, Performance Unit Awards and Restricted Stock Awards are specific types of Incentive Awards.

    (q) "Incentive Stock Option" means an option, including an Option as the context may require, intended to meet the requirements of section 422 of the Code.

    (r) "Non-Statutory Stock Option" means an option, including an Option as the context may require, which is not intended to be an Incentive Stock Option.

    (s) "Option" means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

    (t) "Performance-Based Compensation" means compensation that satisfies the requirements applicable to "performance-based compensation" under Code section 162(m)(4)(C).

    (u) "Performance Share Award" means a right granted pursuant to section 6 to receive a specified number of shares of Common Stock, and/or an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock, at a future time or times if a specified performance goal is attained and any other terms or conditions specified by the Committee are satisfied.

    (v) "Performance Unit Award" means a right granted pursuant to section 6 to receive a specified amount of money (other than an amount of money determined by reference to the Fair Market Value of a specified number of shares of Common Stock) at a future time or times if a specified performance goal is attained and any other terms or conditions specified by the Committee are attained.

    (w) "Plan" means the Barr Laboratories, Inc. 2002 Stock and Incentive Award Plan set forth in these pages, as amended from time to time.

    (x) "Restricted Stock Award" means shares of Common Stock which are issued or transferred to a Service Provider under section 5 below subject to restrictions and/or forfeiture provisions specified by the Committee that will cease to apply if continued employment and/or other performance objectives or contingencies specified by the Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include, without limitation, the participant's depositing with the Company, acquiring or retaining for stipulated time periods specified amounts of Common Stock.

    (y) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

    (z) "Section 16 Person" means a person subject to potential liability under section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

    (aa) "Service Provider" means a person who renders, has rendered or who the Committee expects to render services that benefit or will benefit the Company or a Subsidiary or an Allied Enterprise, in the capacity of employee, independent contractor, agent, advisor, consultant, representative or otherwise, and includes but is not limited to (i) Employees, and (ii) personal service corporations, limited liability companies and similar entities through which such a person renders, has rendered or is expected to render such services, but does not include any member of the Board who is not an Employee.

    (bb) "Stock Appreciation Right" means a right granted under section 9 below.

    (cc) "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is also a "subsidiary corporation" as defined in section 424(f) of the Code.

3. GRANTS OF AWARDS

    (a) Subject to the provisions of the Plan, the Committee may at any time, and from time to time, grant the following types of awards to any Service
Provider:

        (i) Incentive Awards, which may but need not be Performance Share Awards, Performance Unit Awards or Restricted Stock Awards,

        (ii) Options,

        (iii) Stock Appreciation Rights, and

        (iv) any awards not embraced within (i), (ii) or (iii) above that provide the Service Provider with the right to purchase or otherwise acquire Common Stock or that are valued by reference to the market value of Common Stock (including, but not limited to, phantom securities and dividend equivalents). Any such awards shall be in a form determined by the Committee and shall have such terms and conditions as are determined by the Committee (which may include terms contingent upon a Change of Control), provided that such awards shall not be inconsistent with the terms and purposes of the Plan.

Any provision above of this paragraph 3(a) to the contrary notwithstanding, the Committee may grant Incentive Stock Options only to Service Providers who are Employees.

    (b) After an Award has been granted,

        (i) the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted, and

        (ii) with the written consent of the affected participant, may amend any Award after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Award when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

    (c) The Committee may (but need not) grant any Award linked to another Award. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Awards shall be determined by the Committee, subject to the provisions of the Plan.

    (d) The Committee may rescind the grant of any Award, provided that after an instrument evidencing the grant of such Award has been issued and delivered to the Service Provider the Committee may rescind the grant of such Award only with the written consent of such Service Provider.

    (e) The Committee may grant Awards that qualify as Performance-Based Compensation, as well as Awards that do not qualify as Performance-Based Compensation.

Any provision of the Plan to the contrary notwithstanding, the Plan shall be interpreted, administered and construed to permit the Committee to grant Awards that qualify as Performance-Based Compensation as well as Awards that do not so qualify, and any provision of the Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

4. STOCK SUBJECT TO THIS PLAN; AWARD LIMITS

    (a) Subject to the provisions below of paragraphs 4(c) and 4(d) and section 11,

        (i) the maximum aggregate number of shares of Common Stock which may be issued or transferred pursuant to Awards is three million shares of Common Stock plus such number of shares of Common Stock as remain available for grants of stock options under the 1993 Stock Incentive Plan on the date of its termination by the Board, plus such number of shares of Common Stock as are subject to any stock options granted under such 1993 Stock Incentive Plan that expire or terminate for any reason after the date of its termination by the Board without having been exercised. Not more than 15% of such maximum aggregate number of shares which may be issued or transferred pursuant to Awards may be issued or transferred pursuant to Awards that are not Appreciation-Only Awards, and not more than 3,000,000 of such maximum aggregate number of shares which may be issued or transferred pursuant to Awards may be issued or transferred under Options that are Incentive Stock Options; and

        (ii) the maximum number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year to any Employee or other Service Provider is 300,000 shares of Common Stock; and

        (iii) the maximum number of shares of Common Stock with respect to which any and all Awards other than Appreciation-Only Awards and Dollar-Denominated Awards may be granted in any one calendar year to any Employee or other Service Provider is 300,000 shares of Common Stock; and

        (iv) no Employee or other Service Provider may receive more than $1,000,000 (or the equivalent thereof in shares of Common Stock, based on Fair Market Value on the date as of which the number of shares is determined) in payment of Dollar-Denominated Awards that are granted to such Employee or other Service Provider in any one calendar year.

If, after any Award is earned or exercised, the issuance or transfer of shares of Common Stock or money is deferred, any amounts equivalent to dividends or other earnings during the deferral period (including shares which may be distributed in payment of any such amounts) shall be disregarded in applying the per Employee or other Service Provider limitations set forth above in clauses
(ii), (iii) and (iv) of this paragraph 4(a). If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or a Subsidiary, or in connection with a merger or other combination of another company with the Company or a Subsidiary, the Company either (A) assumes stock options or other stock incentive obligations of such other company, or (B) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then none of the shares of

Common Stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in subparagraph 4(a)(i) above.

    (b) Shares which may be issued or transferred pursuant to Awards may be authorized but unissued shares of Common Stock, shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a trust or other legal entity pursuant to paragraph 14(d) below, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a trust or other legal entity pursuant to paragraph 14(d) below or to a Service Provider or other rightful holder of an Award in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

    (c) Subject to the provisions of paragraphs 5(c) and 9(f), if any shares of Common Stock subject to an Award shall not be issued or transferred to a Service Provider and shall cease to be issuable or transferable to a Service Provider because of the termination, expiration or cancellation, in whole or in part, of such Award or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company because of a Service Provider's failure to comply with the terms and conditions of an Award, the shares not so issued or transferred, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in subparagraph (a)(i) above of this section 4 and may again be made subject to Awards.

    (d) If the purchase price of shares subject to a Non-Statutory Stock Option is paid in shares of Common Stock in accordance with the provisions of clause
(iv) of paragraph 8(b) below, the number of shares surrendered to the Company in payment of the purchase price of the shares subject to the Option shall be added back to the maximum aggregate number of shares which may be issued or transferred pursuant to Awards under subparagraph 4(a)(i) above, so that the maximum aggregate number of shares which may be issued or transferred pursuant to Awards under subparagraph 4(a)(i) above shall have been charged only for the net number of shares that were issued or transferred by the Company pursuant to the Non-Statutory Stock Option exercise.

5. INCENTIVE AWARDS AND RESTRICTED STOCK AWARDS

Except as otherwise provided in paragraph (e) of section 14, Incentive Awards and Restricted Stock Awards shall be subject to the following provisions:

    (a) A Service Provider may be granted an Incentive Award or Restricted Stock Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

    (b) Shares of Common Stock subject to an Incentive Award may be issued or transferred to a Service Provider at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. In the event that any such issuance or transfer shall not be made to the Service Provider at the time such Award is granted, the Committee may but need not provide for payment to such Service Provider, either in money or shares of Common Stock, from time to time or at the time or times such shares shall be issued or transferred to such Service Provider, of amounts equivalent to the dividends which would have been payable to such Service Provider in respect of such shares (as adjusted under section 11) if such shares had been issued or transferred to such Service Provider at the time such Award was granted.

    (c) Any Incentive Award or Restricted Stock Award may, in the discretion of the Committee, be settled in money, on each date on which shares would otherwise have been delivered or become unrestricted, in an amount equal to the Fair Market Value on such date of any shares which would otherwise have been delivered or become unrestricted; and the number of shares for which such money is paid shall be added back to the maximum aggregate number of shares available for use under the Plan.

    (d) Incentive Awards and Restricted Stock Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued or transferred pursuant thereto in designated circumstances, as the Committee may determine; provided, however, that upon the issuance or transfer of shares to a Service Provider pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. All or any portion of an Incentive Award may but need not be made in the form of a Restricted Stock Award. In the case of a Restricted Stock Award, the Committee may but need not (unless required by applicable law) require the recipient to pay the par value of the shares to be issued or transferred pursuant thereto.

    (e) No participant shall acquire any rights in or to or with respect to any Incentive Award or Restricted Stock Award unless and until a written instrument signed by an officer of the Company and setting forth the terms and conditions of such Incentive Award or Restricted Stock Award is delivered to him. Any such instrument shall be consistent with this Plan and incorporate it by reference.

6. PERFORMANCE SHARE AWARDS AND PERFORMANCE UNIT AWARDS

    (a) Subject to the terms and conditions of the Plan, the Committee may grant any Service Provider a Performance Share Award and/or a Performance Unit Award. The Committee may but need not provide that a specified portion of the Performance Share Award or Performance Unit Award will be earned if the specified performance goal applicable to the Award is partially attained.

    (b) Subject to paragraph 7(b) below, the specified performance goal applicable to a Performance Share Award or Performance Unit Award may but need not consist, without limitation, of any one or more of the following: completion of a specified period of employment with or other service that benefits the Company or a Subsidiary or an Allied Enterprise, achievement of financial or operational goals, and/or the occurrence of a specified circumstance or event. The performance goal applicable to Performance Share Awards and Performance Unit Awards, and the other terms and conditions of such awards, need not be the same for each award or each Service Provider to whom an award is granted. A Service Provider may (but need not) be granted Performance Share Awards and Performance Unit Awards each year, and the performance period applicable to any such Award may overlap with one or more years included in the performance period applicable to any earlier- or later-granted Award. Subject to paragraph 7(d) below, the Committee may retain discretion to adjust the determinations of the degree of attainment of the performance objectives applicable to Performance Share Awards and Performance Unit Awards.

    (c) Performance Share Awards that are earned may be settled in the form of shares of Common Stock or money equal to the Fair Market Value of the shares of Common Stock that would otherwise be delivered or a combination of both shares of Common Stock and such money, as the Committee may provide. Performance Unit Awards that are earned may be settled in the form of money or in the form of shares of Common Stock having a Fair Market Value on the settlement date equal to the money that would otherwise be paid. Shares or money may be issued, transferred or paid (as applicable) in settlement of a Performance Share Award or Performance Unit Award that is earned when the Award is earned or at such later time or times as the Committee may provide, and until issued, transferred or paid may accrue amounts equivalent to dividends which may be paid currently as accrued or which may be deferred, deemed reinvested in shares of Common Stock and settled in the form of such shares or money when shares or money are issued, transferred or paid in settlement of the earned Performance Share Award or Performance Unit Award, all as the Committee may provide.

    (d) Subject to paragraph 7(e) below, the Committee may but need not provide that, if the Service Provider's death or disability or another circumstance or event specified by the Committee occurs before the performance goal applicable to a Performance Share Award or Performance Unit Award is attained, and irrespective of whether the performance goal is thereafter attained, the Performance Share Award or Performance Unit Award will be earned in whole or in part (as the Committee may specify).

    (e) The Committee may but need not provide for a Service Provider's Performance Share Award or Performance Unit Award to be forfeited in whole or in part if such Participant's employment by or other service that benefits the Company, a Subsidiary or an Allied Enterprise terminates for any reason before shares (or money) are issued, transferred or paid (as applicable) in full settlement of such Performance Share Award or Performance Unit Award.

    (f) Except as otherwise provided in the instrument evidencing a Performance Share Award or Performance Unit Award, Performance Share Awards and Performance Unit Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or to a designated Beneficiary.

    (g) No Service Provider shall acquire any rights in or to or with respect to a Performance Share Award or Performance Unit Award unless and until a written instrument signed by an officer of the Company and setting forth the terms and conditions of such Performance Share Award or Performance Unit Award is delivered to him. Any such instrument shall be consistent with this Plan and incorporate it by reference.

7. PERFORMANCE MEASURES AND OTHER PROVISIONS APPLICABLE TO PERFORMANCE-BASED COMPENSATION AWARDS

    (a) Awards that the Committee intends to qualify as Performance-Based Compensation shall be granted and administered in a manner that will enable such Awards to qualify as Performance-Based Compensation.

    (b) The performance goal applicable to any Award (other than an Appreciation-Only Award) that the Committee intends to qualify as Performance-Based Compensation shall be based on any one or more of the following performance measures:

            (i)   Net Sales;

            (ii)  Net Income or Operating Income;

            (iii) Return on Equity;

            (iv)  Return on Capital;

            (v)   Earnings per Share;

            (vi)  Total Shareholder Return; or

            (vii) Number of New Drug Applications or Abbreviated New Drug Applications filed or approved.

Subject to the terms of the Plan, each of these measures shall be defined by the Committee on a consolidated, Company, subsidiary, business unit, product line or product basis, may but need not be in comparison with peer group performance, and may include or exclude discontinued operations, unusual items, non-recurring items, non-operating items, extraordinary items, the effects of changes in accounting standards, the effects of and expenses attributable to acquisitions and/or divestitures, and income and expenses attributable to this Plan and/or any other stock or incentive plan or plans. The Committee shall select the performance measure or measures on which the performance goal applicable to any such Award shall be based and shall establish the levels of performance at which such Award is to be earned in whole or in part.

    (c) Any provision of the Plan to the contrary notwithstanding, but subject to paragraph 7(e), section 10 and section 11 below, Awards to which paragraph 7(b) above applies shall (i) "be paid solely on account of the attainment of one or more preestablished, objective performance goals" (within the meaning of Treasury Regulation 1.162-27(e)(2) or its successor) over a period of one year or longer, which performance goals shall be based upon one or more of the performance measures set forth in paragraph 7(b) above, and (ii) be subject to such other terms and conditions as the Committee may impose.

    (d) The terms of the performance goal applicable to any Award to which paragraph 7(b) above applies shall preclude discretion to increase the amount of compensation that would otherwise be due upon attainment of the goal.

    (e) An Award to which paragraph 7(a) above applies may be earned in whole or in part if the Service Provider's death or disability or another circumstance or event specified by the Committee occurs before the performance goal applicable to the Award is attained, and irrespective of whether the performance goal applicable to the Award is thereafter attained, but only if and to the extent that (i) the Committee so provides with respect to such Award, and (ii) the Award will nevertheless qualify as Performance-Based Compensation if the performance goal applicable to such Award is attained and the Service Provider's death or disability or any such other circumstance or event specified by the Committee does not occur.

8. OPTIONS. Except as otherwise provided in paragraph (e) of section 14, Options shall be subject to the following provisions:

    (a) Subject to the provisions of section 11, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than 110% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than the par value of a share of Common Stock on the date the Non-Statutory Stock Option is granted. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Committee.

    (b) The purchase price of shares subject to an Option may be paid in whole or in part (i) in money, (ii) by bank-certified, cashier's or personal check subject to collection, (iii) if so provided in the Option and subject to section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, or (iv) if so provided in the Option and subject to such terms and conditions as may be specified in the Option, in shares of Common Stock which have been owned by the optionee for at least six months or which were acquired on the open market and which are surrendered to the Company actually or by attestation. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise. If so provided in the Option and subject to such terms and conditions as are specified in the Option, in lieu of the foregoing methods of payment, any portion of the purchase price of the shares to be issued or transferred may be paid by a promissory note secured by a pledge of the purchased shares in such form and containing such provisions (which may but need not provide for interest and for payment of the note at the election of the Service Provider in money or in shares of Common Stock or other property surrendered to the Company) as the Committee may approve; provided that (A) payment by promissory note may be made only if and to the extent that the General Counsel determines that it is permissible under the New York Business Corporation Law and section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time, and (B) if the Committee permits any such note to be paid by surrender of shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of such surrender, and (C) if the Committee permits any such note to be paid by surrender of other property, such other property shall be valued at its fair market value on any reasonable basis established or approved by the Committee, and (D) in the case of an Incentive Stock Option, any such note shall bear interest at the minimum rate required to avoid imputation of interest under federal income tax laws applicable at the time of exercise and
(E) any such note shall mature in ten years or such lesser period as may be specified by the Committee.

    (c) Options may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this section 8, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times, as the Committee may determine. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

    (d) Subject to paragraph 14(a) below, each Option shall be exercisable during the life of the optionee only by him or his guardian or legal representative, and after death only by his Beneficiary or, absent a Beneficiary, by his estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution. Notwithstanding any other provision of this Plan, (i) no Option shall be exercisable after the tenth anniversary of the date on which the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date on which the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. The Committee may but need not provide for an Option to be exercisable after termination of the Service Provider's employment or other service for any period specified by the Committee but not beyond its fixed expiration date.

    (e) Subject to subparagraph 4(a)(i) above, an Option may, but need not, be an Incentive Stock Option; provided that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options may be exercisable for the first time by any Employee during any calendar year (under all plans, including this Plan, of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 unless the Code is amended to allow a higher dollar amount.

    (f) Shares purchased pursuant to the exercise of an Option shall be issued or transferred to the person exercising the Option as soon as practicable after the Option is properly exercised. However, the Committee may (but need not) permit the person exercising an Option to elect to defer the issuance or transfer of shares purchased pursuant to the exercise of the Option on such terms and subject to such conditions and for such periods of time as the Committee may in its discretion provide. During any period during which the issuance or transfer of shares is deferred, the person who exercised the Option may be paid amounts equivalent to the dividends which would have been paid on the deferred shares had they been issued and outstanding, or in lieu of such amounts such person may be credited on the books of the Company with a number of additional deferred shares of Common Stock determined by dividing the amount of each such dividend equivalent by the Fair Market Value of a share of Common Stock on the relevant dividend payment date, which additional deferred shares may in turn accrue additional dividend equivalents and be issued or transferred when the shares purchased pursuant to the exercise of the Option are issued or transferred to such person or at such other time or times as the Committee may provide. No person exercising an Option shall acquire any rights of a shareholder unless and until the shares purchased pursuant to the exercise of the Option are issued or transferred to him. Any shares issued or transferred in lieu of amounts equivalent to dividends as aforesaid shall be charged against the maximum aggregate number of shares available for grants of Awards under the Plan.

    (g) No Service Provider shall acquire any rights in or to or with respect to an Option unless and until a written instrument signed by an officer of the Company and setting forth the terms and conditions of such Option is delivered to him. Any such instrument shall be consistent with this Plan and incorporate it by reference. An Option, if so approved by the Committee, may include terms, conditions, restrictions and limitations in addition to those provided for in this Plan including, without limitation, terms and conditions providing for the transfer or issuance of shares, on exercise of an Option, which may be non-transferable and forfeitable to the Company in designated circumstances.

    (h) The Committee may (but need not) provide, at the time of grant of an Incentive Stock Option or, with respect to a Non-Statutory Stock Option, at or after the time of grant, that the Service Provider to whom such Option is granted shall be granted a Non-Statutory Stock Option (a "Restored Option") if and when (i) such Service Provider exercises all or part of an Option, including a previously granted Restored Option, (an "Original Option") by surrendering shares of Common Stock already owned by him in full or partial payment of the option price under such Original Option and/or (ii) shares of Common Stock are surrendered or withheld to satisfy tax obligations incident to the exercise of such Original Option. All Restored Options are subject to the availability of shares of Common Stock under the Plan at the time of such exercise.


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
A Restored Option shall cover a number of shares of Common Stock not greater than the number of shares of Common Stock surrendered in payment of the option price under such Original Option and/or used to satisfy any tax obligation incident to the exercise of such Original Option. Each Restored Option shall have an option price equal to the Fair Market Value of the Common Stock on the date of grant of the Restored Option and shall expire on the stated expiration date of the Original Option. The date of grant of a Restored Option shall be the date on which the exercise of the Original Option or a previously granted Restored Option resulted in the grant of such Restored Option. A Restored Option shall be exercisable at any time and from time to time from or after the date of grant of the Restored Option (or as the Committee in its sole discretion shall otherwise specify in the written instrument evidencing the Restored Option). The written instrument evidencing a Restored Option shall contain such other terms and conditions, which may include a restriction on the transferability of the Common Stock received upon the exercise of the Original Option or Restored Option, as the Committee in its sole discretion may deem desirable.

    (i) The Committee shall not have the authority to reduce the exercise price of outstanding Options, whether by cancelling the Options and granting new Options in replacement thereof or otherwise, except as permitted by section 11 below (relating to adjustments for changes in capitalization and similar adjustments).

    (j) No Employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation section 1.401(k)-1(d)(2)(iv)(B)(4)) during the 12 months after the Employee's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under section 401(k) of the Code, or during the following calendar year. The preceding sentence shall not apply if and to the extent that the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under section 401(k) of the Code.

    (k) No option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

    (l) An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the Secretary on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized by the Committee and described in paragraph 8(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share.

9. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the Plan, as shall from time to time be determined by the Committee and to the following terms and conditions:


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
    (a) Stock Appreciation Rights may be granted in connection with all or any part of an Option, either at the time of the grant of such Option or at any time thereafter during the term of the Option (in either case, "Linked Stock Appreciation Rights"), or may be granted without reference to an Option ("Free-Standing Stock Appreciation Rights").

    (b) Linked Stock Appreciation Rights may be granted either as an alternative or a supplement to a specified Option (the "related" Option). Each Linked Stock Appreciation Right that is granted as an alternative to an Option shall entitle the holder to receive the amount determined pursuant to paragraph 9(e) below if and when he surrenders a related Option to purchase one share of Common Stock that is then exercisable. Each Linked Stock Appreciation Right that is granted as a supplement to an Option shall entitle the holder to receive the amount determined pursuant to paragraph 9(e) below if and when the holder purchases a share under the related Option.

    (c) Stock Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Rights are granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this section 9, Stock Appreciation Rights may be exercisable in full at the time of grant or may become exercisable in one or more installments and at such time or times, as the Committee may determine. The Committee may at any time accelerate the date on which Stock Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Rights, Stock Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

    (d) No Free-Standing Stock Appreciation Right shall be exercisable after the tenth anniversary of the date on which it was granted, and no Linked Stock Appreciation Right shall be exercisable after the related Option ceases to be exercisable. If the Committee grants a Stock Appreciation Right for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to its expiration, extend its term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension. The Committee may but need not provide for Stock Appreciation Rights to be exercisable after termination of the Service Provider's employment or other service for any period specified by the Committee but not beyond the date on which they expire pursuant to the first sentence of this paragraph 9(d).

    (e) Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to receive shares of Common Stock that have a Fair Market Value on the date of exercise of such Rights equal to the amount by which the Fair Market Value of a share of Common Stock on the date of such exercise exceeds the Exercise Price of the Stock Appreciation Rights, multiplied by the number of Stock Appreciation Rights exercised; provided that in no event shall a fractional share be issued and, provided further, that if and to the extent that the Committee so provides in the instrument evidencing such Rights, and subject to such terms and conditions (if any) as the Committee may in its sole discretion impose, the holder may be paid money in lieu of all or any


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
part of the shares that the holder would otherwise be entitled to receive upon exercise of such Rights, with the amount of such money being equal to the Fair Market Value of the shares that the holder would otherwise be entitled to receive. In the case of Linked Stock Appreciation Rights, the Exercise Price shall be the price at which shares may be purchased under the related Option, unless the Committee specified a different price when the Rights were granted (which shall not be less than the lowest price at which the related Option could have been granted under section 8 above). In the case of Free-Standing Stock Appreciation Rights, the Exercise Price shall be the Fair Market Value of a share of Common Stock on the date the Rights were granted, unless the Committee specified a different price when the Rights were granted (which shall not be less than the par value of Common Stock). The Committee may provide that, notwithstanding the foregoing, upon exercise of Stock Appreciation Rights at any time during a period commencing on the third business day following the date of release for publication of any annual or quarterly summary statements of the Company's sales and earnings and ending on the twelfth business day following such date (a "Window Period"), or during the thirty-day period following a Change in Control (a "Change in Control Period"), including, without limitation, upon exercise of Stock Appreciation Rights which expire before the end of the Window Period or Change in Control Period in which they are exercised, the amount of money or shares which a Section 16 Person shall be entitled to receive shall equal the amount by which the highest Fair Market Value of Common Stock during such Window Period or such Change in Control Period exceeds the Exercise Price of the Stock Appreciation Rights multiplied by the number of Stock Appreciation Rights exercised but, in the case of Stock Appreciation Rights that relate to an Incentive Stock Option, not in excess of the maximum amount that may be paid under Code section 422 without disqualifying such Option as an Incentive Stock Option.

    (f) The limitations set forth in subparagraph 4(a)(i) above, other than the limitation applicable to Incentive Stock Options, shall be charged only for the number of shares which are actually issued or transferred in settlement of Stock Appreciation Rights. In the case of an exercise of a Linked Stock Appreciation Right that is alternative to a Non-Statutory Stock Option, if the number of shares of Common Stock previously charged against such maximum aggregate number of shares available for issuance or transfer under the Plan on account of the surrendered portion of the Option exceeds the number of shares (if any) actually issued or transferred pursuant to such surrender, the excess may be added back to the maximum aggregate number of shares available for issuance or transfer under the Plan.

    (g) Subject to paragraph 14(a) below, Stock Appreciation Rights shall be exercisable during the life of the Service Provider only by him or his guardian or legal representative, and after death only by his Beneficiary or, absent a Beneficiary, by his estate or by a person who acquired the Stock Appreciation Rights by will or the laws of descent and distribution.

    (h) No Service Provider shall acquire any rights in or to or with respect to a Stock Appreciation Right unless and until a written instrument signed by an officer of the Company and setting forth the terms and conditions of such Right is delivered to him. Any such instrument shall be consistent with this Plan and incorporate it by reference.

10. CERTAIN CHANGE IN CONTROL, TERMINATION OF SERVICE, DEATH AND DISABILITY PROVISIONS. Notwithstanding any provision of the Plan to the contrary, any Award which is


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
outstanding but not yet fully exercisable, vested, earned or payable at the time of a Change in Control shall become fully exercisable, vested, earned and payable at that time; provided that if such Change in Control occurs less than six months after the date on which such Award was granted and if the consideration for which such Award was granted consisted in whole or in part of future services, then such Award shall become fully exercisable, vested, earned and payable at the time of such Change in Control only if the participant agrees in writing (if requested to do so by the Committee in writing) to remain in the employment or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, at least through the date which is six months after the date such Award was granted with substantially the same title, duties, authority, reporting relationships and compensation as on the day immediately preceding the Change in Control. Any Option or Stock Appreciation Right affected by the preceding sentence shall remain exercisable until it expires or terminates pursuant to its terms and conditions. Subject to the foregoing provisions of this section 10, the Committee may at any time, and subject to such terms and conditions as it may impose:

    (a) authorize the holder of an Option or Stock Appreciation Right to exercise the Option or Stock Appreciation Right following the termination of the participant's employment or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or following the participant's death or disability, whether or not the Option or Stock Appreciation Right would otherwise be exercisable following such event, provided that in no event may an Option or Right be exercised after the expiration of its term;

    (b) grant Options and Stock Appreciation Rights which become exercisable only in the event of a Change in Control;

    (c) provide for Stock Appreciation Rights to be exercised automatically and only for money in the event of a Change in Control;

    (d) authorize any Award to become non-forfeitable, fully earned and payable following (i) the termination of the participant's employment with or other applicable service that benefits the Company or a Subsidiary or an Allied Enterprise, or (ii) the participant's death or disability, whether or not the Award would otherwise become non-forfeitable, fully earned and payable following such event;

    (e) grant Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

    (f) provide in advance or at the time of a Change in Control for money to be paid in settlement of any Award in the event of a Change in Control, either at the election of the participant or at the election of the Committee.

11. ADJUSTMENT PROVISIONS. In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a spin-


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
off or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur, (a) the maximum aggregate number and class of shares or other securities or property that may be issued or transferred in accordance with subparagraph 4(a)(i) above pursuant to
(i) Awards, (ii) Awards that are not Appreciation-Only Awards, and (iii) Incentive Stock Options, that are thereafter granted, (b) the maximum number and class of shares or other securities or property with respect to which Options or Stock Appreciation Rights, or Awards other than Appreciation-Only Awards and Dollar-Denominated Awards, may be granted during any calendar year to any Employee or other Service Provider pursuant to subparagraph 4(a)(ii) or 4(a)(iii) above, (c) the number and class of shares or other securities or property that may be issued or transferred under outstanding Awards, (d) the purchase price to be paid per share under outstanding and future Awards, and (e) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued or transferred pursuant to Awards which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with sections 422 and 424 of the Code.

12. EFFECTIVE DATE AND DURATION OF PLAN. The Plan shall be effective as of the date of its adoption by the Board, provided that the shareholders of the Company thereafter approve it either (a) at a duly held stockholders' meeting or (b) by the written consent of the holders of a majority of the securities of the Company entitled to vote, in accordance with any applicable provisions of section 505 of the New York Business Corporation Law. If the Plan is not so approved by shareholders, the Plan (and any Award granted thereunder) shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect until all shares authorized to be issued or transferred hereunder have been issued or transferred or until the Plan is sooner terminated by the Board of Directors, and shall continue in effect thereafter with respect to any Awards outstanding at the time of such termination. In no event shall an Incentive Stock Option be granted under the Plan more than ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier, unless within such ten year period shareholders approve an increase in the number of shares available for grants under the Plan, in which case more than ten (10) years from the last date on which the shareholders so approve any such increase.

13. ADMINISTRATION.

    (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he shall be a "non-employee director" as defined in SEC Rule 16b-3. Notwithstanding the foregoing, the Board may, in its discretion, delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to awards to Service Providers who are not subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has delegated to such other committee the authority and responsibility of


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
the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be to such other committee. Unless the Board determines otherwise, the Committee shall be comprised solely of "outside directors" within the meaning of section 162(m)(4)(C)(i) of the Code and Treasury Regulation section 1.162-27(e)(3).

    (b) The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power and discretion to interpret, administer and construe the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority and discretion to (i) determine the persons who are Service Providers and select the Service Providers who are to participate in the Plan, (ii) determine when Awards shall be granted, (iii) determine the number of shares and/or amount of money to be made subject to each Award, (iv) determine the type of Award to grant, (v) determine the terms and conditions of each Award, including the exercise price, in the case of an Option or Stock Appreciation Right, and whether specific awards shall be linked to one another and if so whether they shall be alternative to or supplement one another, (vi) make any adjustments pursuant to section 11 of the Plan, and (vii) determine whether or not a specific Award is intended to qualify as Performance-Based Compensation. Without limiting the generality of the foregoing, the Committee shall have the authority to establish and administer performance goals applicable to Awards, and the authority to certify that such performance goals are attained, within the meaning of Treasury Regulation section 1.162-27(c)(4). The interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, Allied Enterprises, all participants and Service Providers, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

    (c) Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

14. GENERAL PROVISIONS.

    (a) Any provision of the Plan to the contrary notwithstanding, any Award, including without limitation any Option or Stock Appreciation Right, shall not be transferable by the participant or other rightful holder of such Award other than by will or the laws of descent and distribution or to a Beneficiary designated by the participant or other rightful holder of such Award. Notwithstanding the foregoing and any other provision of the Plan to the contrary, a Service Provider may transfer any Award granted to him under this Plan, other than an Incentive Stock Option or any other Award that is linked to an Incentive Stock Option, to members of his immediate family (defined as his children, grandchildren and spouse, including children and grandchildren by marriage or adoption) or to one or more trusts for the benefit of such family members or partnerships or other entities in which family members are the only partners or members if (and only if) (i) the instrument evidencing such Award expressly so provides (or is amended to so provide), (ii) the Committee consents in writing to such transfer and, if such


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
consent is conditional, any conditions to such consent are satisfied, and (iii) such transfer is not a transfer for value within the meaning of General Instruction A(1)(a)(5) to SEC Form S-8 (or a successor form). Any such transferred Award shall continue to be subject to the same terms and conditions that were applicable to such Award immediately prior to its transfer (except that such transferred Award shall not be further transferable by either the Service Provider or the transferee inter vivos).

    (b) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment or other service of the Company or a Subsidiary or an Allied Enterprise, or shall affect the right of the Company or a Subsidiary or any Allied Enterprise to terminate the employment or other service of any person at any time with or without cause.

    (c) No shares of Common Stock shall be issued or transferred pursuant to an Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the General Counsel, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the General Counsel may deem necessary or desirable to assure compliance with all applicable legal requirements.

    (d) No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) issued or transferred to, or acquired by, a trust or other legal entity pursuant to the next sentence of this paragraph 14(d), (ii) allocated, or (iii) reserved for the purposes of this Plan, or subject to any Award, except as to such shares of Common Stock, if any, as shall have been issued or transferred to him. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a Change in Control) for a number of shares of Common Stock, equal to the number of such shares subject to Awards then outstanding, to be issued or transferred to, or acquired by, a trust (which may but need not be a grantor trust) or other legal entity for the purpose of satisfying the Company's obligations under such Awards, and, unless prohibited by applicable law, such shares held in trust or in such other legal entity shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the Awards to which such shares relate shall not have been exercised or may not be exercisable or vested at that time.

    (e) In the event the laws of a foreign country, in which the Company or a Subsidiary or any Allied Enterprise has Service Providers, prescribe certain requirements for stock incentives to qualify for advantageous tax treatment under the laws of that country (including, without limitation, laws establishing options analogous to Incentive Stock Options), the Board of Directors, may restate, in whole or in part, this Plan and may include in such restatement additional provisions for the purpose of qualifying the restated plan and stock incentives granted thereunder under such laws; provided, however, that (i) the terms and conditions of a stock incentive granted under such restated plan may not be more favorable to the recipient than would be permitted if such stock incentive had been granted under the Plan as herein set forth, (ii) all shares allocated to or utilized for the purposes of such restated plan shall be subject to the limitations of section 4, and (iii) the provisions of the restated plan may give the Board less but not more discretion to amend or terminate such restated plan than is provided with respect to this Plan by the provisions of section 15 hereof.

    (f) The Company and its Subsidiaries and any Allied Enterprises may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Award. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with the grant, exercise, vesting, distribution or payment of any Award, up to the minimum required federal, state and local withholding taxes, including payroll taxes, to be satisfied in whole or in part, with or without the consent of the participant, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

    (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers, employees, consultants or Service Providers generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

    (h) Except to the extent that the Committee determines otherwise, transactions by and with respect to Section 16 Persons under the Plan shall be administered in a manner that complies with an exemption under SEC Rule 16b-3.

    (i) The Company's obligation to issue or transfer shares of Common Stock or to pay money in respect of any Award shall be subject to the condition that such issuance, transfer or payment would not impair the Company's capital or constitute a breach of or cause the Company to be in violation of any covenant, warranty or representation made by the Company in any credit agreement to which the Company is a party before the date of grant of such Award.

    (j) By accepting any benefits under the Plan, each participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

    (k) The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of New York, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took


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
place and of the residence of any party to such action and irrespective of the place where the action may be brought.

    (l) The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

15. AMENDMENT AND TERMINATION. Subject to any applicable shareholder approval requirements of New York or federal law, the New York Stock Exchange or the Code, the Plan may be amended by the Board of Directors at any time and in any respect, including without limitation to permit or facilitate qualification of Options theretofore or thereafter granted (a) as Incentive Stock Options under the Code, or (b) for such other special tax treatment as may hereafter be enacted, provided that, without stockholder approval, no amendment shall increase the aggregate number of shares which may be issued under Incentive Stock Options under the Plan within the meaning of Proposed Treasury Regulation section 1.422A-2(b)(iv) or its successor, or shall permit the exercise price of outstanding Options to be reduced, whether by cancelling the Options and granting new Options in replacement thereof or otherwise, except as permitted by section 11 hereof. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Award granted prior to the date of such amendment or termination without the written consent of the holder of such Award.


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
                                                                      APPENDIX B

                             BARR LABORATORIES, INC.
                2002 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1. PURPOSES. The purposes of the Plan are (a) to enhance the Company's ability to attract, retain and motivate non-employee directors, and (b) to provide non-employee directors with opportunities to acquire a proprietary interest in the Company.

2. DEFINITIONS.

    (a) "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

    (b) "Change in Control" means any of the following:

    (i) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than (A) the Company, (B) a Subsidiary, (C) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, or (D) an underwriter engaged in a distribution of Company stock to the public with the Company's written consent, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities that represent more than thirty percent (30%) of the combined voting power of the then outstanding Voting Securities. However, if the "person" in question is an institutional investor whose investment in Voting Securities is purely passive when such person becomes such a more than thirty percent beneficial owner of Voting Securities, then such event (i.e., such person's becoming a more than thirty percent beneficial owner of Voting Securities) shall not be deemed to constitute a Change in Control under this subsection 2(b)(i) for so long as (and only for so long as) such person's investment in Voting Securities remains purely passive;

    (ii) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or a Subsidiary, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company or a Subsidiary, or consummation of any such transaction if stockholder approval is not obtained, other than (A) any such transaction in which the holders of outstanding Voting Securities immediately prior to the transaction receive, with respect to such Voting Securities (or, in the case of a transaction in which the Company is the surviving corporation or a transaction involving a Subsidiary, retain), voting securities of the surviving or transferee entity representing more than fifty percent (50%) of the total voting power outstanding immediately after such transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (B) any such transaction which would result in a Related Party beneficially owning more than 50 percent of the voting securities of the surviving entity outstanding immediately after such transaction;


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    (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction; or

    (iv) the persons who were members of the Board of Directors immediately before a tender or exchange offer for shares of Common Stock by any person other than the Company or a Related Party, or before a merger or consolidation of the Company or a Subsidiary, or contested election of the Board of Directors, or before any combination of such transactions, cease to constitute a majority of the Board of Directors as a result of such transaction or transactions.

For purposes of the foregoing provisions of this section 2(b),

            (A) the term "Related Party" shall mean (I) a Subsidiary, (II) an employee or group of employees of the Company or any Subsidiary, (III) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, or (IV) a corporation or other form of business entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities; and

            (B) the term "Voting Securities" shall mean any securities of the Company which carry the right to vote generally in the election of directors.

    (c) "Committee" means the Board, if and to the extent it administers the Plan, and any committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of section 4 below.

    (d) "Common Stock" means common stock of the Company, par value $.01 per share.

    (e) "Company" means Barr Laboratories, Inc., a New York corporation, its successors and assigns.

    (f) "Disability" or "Disabled" means a medically determinable physical or mental condition, impairment, ailment or incapacity as a result of which the individual in question is unable to substantially perform the duties of a director for a period of more than 90 days without risk of serious injury (or, in the case of someone who is not a director on the date in question, who would be unable to substantially perform such duties for such a period without risk of serious injury if s/he were a director on such date).

    (g) "Eligible Director" means a member of the Board of Directors who is not an employee of the Company or any of its Subsidiaries.

    (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.


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
    (i) "Fair Market Value" on a particular date means as follows:

            (i) If the Common Stock is listed or admitted to trading on such date on the New York Stock Exchange, the mean between the high and low sale prices of a share of Common Stock on such date as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or

            (ii) If the Common Stock is not listed or admitted to trading on the New York Stock Exchange but is listed or admitted to trading on another national exchange, the mean between the high and low sale prices of a share of Common Stock on such date as reported in the principal consolidated transaction reporting system with regard to securities listed or admitted to trading on such national exchange; or

            (iii) If the Common Stock is not listed or admitted to trading on any national exchange, the mean between the high and low sale prices of a share of Common Stock on such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, the National Quotation Bureau or such other system then in use with regard to the Common Stock or, if on such date the Common Stock is publicly traded but not quoted by any such system, the mean of the closing bid and asked prices of a share of Common Stock on such date as furnished by a professional market maker making a market in the Common Stock; or

            (iv) If in (i), (ii) or (iii) above, as applicable, there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which a sale was so reported.

    (j) "General Counsel" means the General Counsel of the Company serving from time to time.

    (k) "Plan" means the Barr Laboratories, Inc. 2002 Stock Option Plan for Non-Employee Directors set forth in these pages, as amended from time to time.

    (l) "Secretary" means the Secretary of the Company serving from time to time.

    (m) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

    (n) "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interests) having more than 50% of the voting power are, or in the future become, owned or controlled, directly or indirectly, by the Company.

3. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in section 7, the total number of shares of Common Stock for which options may be granted under the Plan shall be


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300,000 plus such number of shares of Common Stock as remain available for grants of options under the 1993 Stock Option Plan for Non-Employee Directors on the date (if any) on which such 1993 Plan is terminated by the Board insofar as new grants are concerned, plus such number of shares of Common Stock as are subject to any stock options granted under such 1993 Plan that expire or terminate for any reason after the date (if any) on which such 1993 Plan is so terminated by the Board without having been exercised. Such shares may be authorized but unissued shares, treasury shares, including shares acquired in the open market or in private transactions, shares issued or transferred to, or otherwise acquired by, a trust or other legal entity pursuant to the second succeeding sentence, or a combination of each, as the Committee may from time to time determine; provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a trust or other legal entity pursuant to second succeeding sentence or to a participant or other rightful holder of an option in accordance with the terms and conditions of this Plan, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose. If, in connection with an acquisition of another company or all or part of the assets of another company by the Company or a Subsidiary or in connection with a merger or other combination of another company with the Company or a Subsidiary, the Company either (a) assumes stock options or other stock incentive obligations of such other company, or (b) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then none of the shares of Company stock that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the number of shares for which options may be granted under this Plan. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a Change in Control) for a number of shares of Common Stock, equal to the number of such shares subject to options then outstanding under this Plan, to be issued or transferred to, or acquired by, a trust (which may but need not be a grantor trust) or other legal entity for the purpose of satisfying the Company's obligations under such options, and, unless prohibited by applicable law, such shares held in trust or in such other legal entity shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the options to which such shares relate may not be exercisable at that time. If any option granted under the Plan is cancelled or expires or terminates for any reason without having been exercised in full, the shares subject to, but not delivered under, such option shall no longer be charged against the number of shares for which options may be granted under the Plan and shall become available for the grant of other options under the Plan. If the option exercise price of an option granted under the Plan is paid in shares of Common Stock in accordance with the provisions of section 6.5(c) below, the number of shares surrendered to the Company in payment of the exercise price of the shares subject to the option shall be added to the number of shares for which options may be granted under the Plan pursuant to this section 3, so that the total number of shares for which options may be granted under the Plan pursuant to this section shall have been charged only for the net number of shares that were issued or transferred by the Company pursuant to the option exercise

4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board or a committee of the Board consisting of two or more directors appointed from time to time by the Board.


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
Unless the Board determines otherwise, no person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he shall be a "non-employee director" as defined in SEC Rule 16b-3. Subject to the terms of the Plan, the Committee (which term includes the Board, if and to the extent that it administers the Plan) shall have full power to administer, interpret and construe the Plan, to grant options under section 6.2(b) of the Plan, to determine the terms and conditions of options, to amend the terms and conditions of options granted under the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Committee deems desirable.

5. PARTICIPATION IN THE PLAN. Only Eligible Directors shall participate in the Plan.

6. OPTION TERMS. All options granted under the Plan shall be nonstatutory options not intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended. Each option granted under the Plan and the issuance of shares thereunder shall be subject to the following terms and conditions:

6.1 OPTION INSTRUMENTS. Each option granted under the Plan shall be evidenced by a written instrument duly executed on behalf of the Company and dated as of the applicable date of grant. Each such instrument shall be signed on behalf of the Company by an officer or officers delegated such authority by the Committee using either manual or facsimile signature. Each such instrument shall comply with and be subject to the terms and conditions of the Plan. Any such instrument may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee. With the written consent of the affected participant, the Committee may amend the instrument evidencing any option granted under the Plan.

6.2 OPTION GRANTS.

    (a) Automatic Grants. Immediately following any meeting of the stockholders of the Company or the Board that takes place after the 2002 annual meeting of stockholders and at which an Eligible Director is first elected to the Board, such Eligible Director shall hereby be granted an option to purchase 15,000 shares of Common Stock under the Plan. Immediately following each annual meeting of stockholders of the Company commencing with the 2003 annual meeting, and continuing with each annual meeting thereafter until the Plan is terminated or expires pursuant to section 8 or 9 below, each person who is an Eligible Director immediately following such annual meeting (other than any such person who was first elected to the Board at such annual meeting) shall hereby be granted an option to purchase 7,500 shares of Common Stock under the Plan. The price at which shares may be purchased under any option granted pursuant to this section 6.2(a) shall be their Fair Market Value on the date on which such option is granted.

    (b) Discretionary Grants. At any time and from time to time while the Plan is in effect the Committee may grant options to purchase shares of Common Stock to any Eligible Director under the Plan, in addition to any options to which such Eligible Director may be entitled pursuant to section 6.2(a) above. The price at which shares may be purchased under any options


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
granted pursuant to this section 6.2(b) shall not be less than their Fair Market Value on the date on which the grant of such options is effective. The Committee may rescind the grant of any option granted pursuant to this section 6.2(b), provided that after an instrument evidencing the grant of such option has been issued and delivered to the participant the Committee may rescind the grant of such option only with the written consent of the participant.

6.3 TERM OF OPTION AND LIMITATIONS ON RIGHT TO EXERCISE.

    (a) Except as otherwise provided in sections 6.3(b), (c) and (d) below, an option may be exercised at any time for all or from time to time for any part of the shares which are subject to purchase under the option, before the tenth anniversary of the date on which the option was granted. If not sooner exercised or terminated pursuant to the preceding sentence or the other provisions of this section 6.3, an option shall expire on the tenth anniversary of the date on which it was granted.

    (b) An option granted pursuant to section 6.2(a) above may not be exercised in whole or in part unless and until the participant shall have served on the Board of Directors during the period extending from the date of grant of the option until the date of the annual meeting of stockholders next following the date of grant of the option. A 15,000 share option that is granted to an Eligible Director pursuant to section 6.2(a) above shall be subject to the first sentence of this section 6.3(b) and, in addition, may not be exercised with respect to more than one-third of the shares subject to the option unless and until the participant shall have served on the Board of Directors during the period extending from the date of grant of the option until the second annual meeting of stockholders next following the date of grant of the option, nor with respect to more than two-thirds of the shares subject to the option unless and until the participant shall have served on the Board of Directors during the period extending from the date of grant of the option until the third annual meeting of stockholders next following the date of grant of the option. An option that is granted pursuant to section 6.2(b) above may not be exercised with respect to such number of shares subject to the option unless and until the participant shall have served on the Board of Directors for such period(s) of time after the date of grant of such option (if any) or provided such other lawful consideration for the grant of such option as the Committee may specify when it approves the grant of the option. Notwithstanding the preceding provisions of this section 6.3(b), any option that is granted under the Plan and that is outstanding and exercisable on the date on which a Change in Control occurs shall become exercisable in full on such date, provided that there has been no interruption of the participant's service on the Board before such date and, provided further, that if such Change in Control occurs less than six months after the date on which such option was granted, then such option shall be exercisable on and after the date on which the Change in Control occurs only if the participant agrees in writing (if requested to do so in writing on or before such date by the party acquiring control or its representative) to remain on the Board at least through the date which is six months after the date on which such option was granted with the same compensation as immediately before the Change in Control. In addition, any option that is granted under the Plan and that is held by a participant and outstanding and exercisable on the date (if any) on which such participant's service on the Board terminates by reason of death or Disability shall become exercisable in full on such date.


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
    (c) A participant's right to exercise an option that is otherwise exercisable pursuant to the provision of sections 6.3(a) and 6.3(b) above shall terminate one year after the participant's service on the Board of Directors terminates for any reason other than cause within the meaning of the Company's by-laws, and upon the termination of the participant's service on the Board of Directors for such cause. However, if (i) a participant's service on the Board terminates by reason of death or Disability, or (ii) a participant dies or becomes Disabled during the one year period after the participant's service on the Board terminates for any reason other than cause, death or Disability, then any option that is (or becomes) exercisable pursuant to sections 6.3(a) and 6.3(b) above on the date on which the participant's service on the Board terminates by reason of death or Disability, or on the date on which the participant dies or becomes Disabled during the one year period after the participant's service on the Board terminates for any reason other than cause, death or Disability, shall terminate two years after the participant's service on the Board terminates, in the case of (i) hereof, or two years after the participant dies or becomes Disabled, in the case of (ii) hereof; provided that in no event shall any option be exercisable on or after the tenth anniversary of the date on which it was granted.

    (d) An option may not be exercised for fewer than fifty shares unless fewer than fifty shares remain subject to the option at the time, in which case the option may not be exercised for less than the full balance of the shares that remain subject to the option at the time.

    (e) The Company's obligation to issue or transfer shares of Common Stock pursuant to the exercise of any option under this Plan shall be subject to the condition that such issuance or transfer would not impair the Company's capital or constitute a breach of or cause the Company to be in violation of any covenant, warranty or representation made by the Company in any credit agreement to which the Company is a party before the date of grant of such option.

6.4 TIME AND MANNER OF OPTION EXERCISE. An option shall be considered exercised if and when written notice, signed by the person exercising the option and stating the number of shares with respect to which the option is being exercised, is received by the Secretary on a form approved for this purpose by the Committee, accompanied by full payment of the option exercise price in one or more of the forms described in section 6.5 below for the number of shares to be purchased. No option may at any time be exercised with respect to a fractional share.

6.5 PAYMENT OF EXERCISE PRICE. The option exercise price may be paid in whole or in part (a) in cash, (b) by bank-certified check, cashier's check, or personal check subject to collection, (c) if so provided in the written instrument evidencing the option and subject to such other terms and conditions as the Committee may in its discretion impose, in whole shares of Common Stock valued at their Fair Market Value on the date of exercise and surrendered to the Company actually or by attestation, provided that such shares have been held by the participant for at least six months before the date of exercise or were acquired on the open market, or (d) if (and only if) permissible under section 714 of the New York Business Corporation Law and section 402 of the Sarbanes-Oxley Act of 2002, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price.


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
6.6 EXERCISE AFTER DEATH. Following the death of a participant, any options that are or become exercisable at the time of the participant's death may be exercised prior to their expiration or termination pursuant to the provisions of sections 6.3(a) and (c) above by the person to whom or entity to which the options were transferred during the participant's lifetime in accordance with section 6.7 below (if any) or, if the options were not so transferred, by the participant's beneficiary designated pursuant to the provision of section 6.7 below or, if no such beneficiary has been designated or survives the participant, by the participant's estate or the person or persons to whom the options passed by will or the laws of descent and distribution.

6.7 TRANSFERABILITY. An option granted under the Plan is not transferable by the participant other than by will or the laws of descent and distribution and, during the lifetime of the participant, is exercisable only by him or his legal representative (or other rightful holder of such option). Notwithstanding the foregoing, a participant may designate a beneficiary to whom his options shall pass in the event of his death, provided that such beneficiary is designated in writing on a form approved for that purpose by the Committee and such form is received by the Secretary prior to the participant's death and, provided further, that the Committee consents to any beneficiary so designated. In addition, notwithstanding the foregoing, during his lifetime a participant may transfer any option granted under the Plan to members of his immediate family (defined as his children, grandchildren and spouse, including children and grandchildren by marriage or adoption) or to one or more trusts for the benefit of such family members or partnerships or other entities in which family members are the only partners or members, if (and only if) (a) the Committee consents in writing to such transfer and, if such consent is conditional, any conditions to such consent are satisfied, and (b) such transfer is not a transfer for value within the meaning of General Instruction A(1)(a)(5) to SEC Form S-8 (or a successor form). Any such transferred option shall continue to be subject to the same terms and conditions that were applicable to such option immediately prior to its transfer (except that such transferred option shall not be further transferable either by the participant or the transferee inter vivos).

6.8 REGULATORY APPROVAL AND COMPLIANCE. No option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

6.9 DELIVERY OF PURCHASED SHARES. Shares purchased pursuant to the exercise of an option granted under the Plan shall be issued or transferred to the person exercising the option as soon as practicable after the options are properly exercised. However, the Committee may (but need not) permit the person exercising the option to elect to defer the issuance or transfer of shares purchased pursuant to the exercise of the options granted under the Plan on such terms and subject to such conditions and for such periods of time as the Committee may in its discretion provide. During any period during which the issuance or transfer of shares is deferred, the person who exercised the option may be paid amounts equivalent to the dividends which would have been paid on the deferred shares had they been issued and outstanding, or in lieu of such amounts the person who exercised the option may be credited on the books of the Company with a number of additional deferred shares of Common Stock determined by dividing the amount of each such dividend equivalent by the Fair Market Value of a share of Common Stock on the relevant dividend payment date, which additional deferred shares may in turn accrue additional


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
dividend equivalents and be issued or transferred when the shares purchased pursuant to the exercise of the option are issued or transferred to such person or at such other time or times as the Committee may provide. Any shares issued or transferred in lieu of amounts equivalent to dividends as aforesaid shall be charged against the number of shares available for grants under the Plan.

7. CAPITAL ADJUSTMENTS. The aggregate number and class of shares subject to issuance and transfer under the Plan set forth in section 3 of the Plan, the number and class of shares with respect to which options shall be or may be granted to Eligible Directors under section 6 of the Plan, the number and class of shares subject to each outstanding option, and the exercise price per share specified in each outstanding option, shall be appropriately adjusted by the Committee in the event of stock dividends, stock splits, spinoffs or other distributions of assets (other than normal cash dividends), recapitalizations, reorganizations, mergers, consolidations, exchanges or other changes in corporate structure or capitalization, provided that, notwithstanding the foregoing, the Committee may but need not appropriately adjust the number of shares with respect to which options are to be granted pursuant to section 6.2(a) of the Plan after any of the aforementioned events.

8. EFFECTIVE DATE AND DURATION OF PLAN. The Plan shall become effective if and when the stockholders of the Company approve it either (i) at a duly held stockholders' meeting or (ii) by the written consent of the holders of a majority of the securities of the Company entitled to vote, in accordance with any applicable provisions of Section 505 of the New York Business Corporation Law. If the Plan is not so approved by stockholders, the Plan shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect until all shares authorized to be issued or transferred hereunder have been issued or transferred or until the Plan is sooner terminated by the Board of Directors, and shall continue in effect thereafter with respect to any options outstanding at the time of such termination.

9. AMENDMENT AND TERMINATION OF THE PLAN. Subject to any applicable shareholder approval requirements of New York or federal law and the New York Stock Exchange, the Plan may be amended by the Board of Directors at any time and in any respect, provided that, without stockholder approval, no amendment shall permit the exercise price of outstanding options granted under the Plan to be reduced, whether by cancelling the options and granting new options in replacement thereof or otherwise, except as permitted by section 7 hereof. The Plan may also be terminated at any time by the Board of Directors. Any provision of this section 9 to the contrary notwithstanding, no amendment or termination of the Plan shall adversely affect any option granted prior to the date of such amendment or termination without the written consent of the participant.

10. GENERAL PROVISIONS.

    (a) Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as a director of or to be associated in any other way with the Company for any period of time or at any particular rate of compensation.


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
    (b) No person shall have any rights as a stockholder of the Company with respect to any shares optioned to him under the Plan until such shares are issued or transferred to him.

    (c) All expenses of adopting and administering the Plan shall be borne by the Company, and none of such expenses shall be charged to any participant.

    (d) The Plan shall be governed by and construed under the laws of the State of New York without giving effect to the principles of conflicts of laws of that State.

    (e) Option grants under this Plan are intended to qualify for an exemption under SEC Rule 16b-3. Every provision of the Plan shall be administered, interpreted and construed to qualify option grants under the Plan for such an exemption, and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.


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